UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

ARDEA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY COPY

ARDEA BIOSCIENCES, INC.
2131 Palomar Airport Road
Suite 300
Carlsbad, California 92011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 27, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Ardea Biosciences, Inc., a Delaware corporation (the “Company”). The meeting will be held on Friday, July 27, 2007 at 9:00 a.m. local time at the offices of the Company located at 3300 Hyland Avenue, Costa Mesa, California 92626, for the following purposes:

1.	To elect two directors.

2.	To approve amendments to the Company’s Certificate of Incorporation and Bylaws to declassify the Board of Directors.

3.	To approve additional amendments to our Certificate of Incorporation and Bylaws as described in Proposal 3.

4.	To ratify the selection of the Board of Directors of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2007.

5.	To approve the Company’s Amended and Restated 2004 Stock Incentive Plan (as amended, the “2004 Plan”) to, among other things, provide automatic grants of options to members of Board committees.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is June 12, 2007. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Barry D. Quart, Pharm.D.
Secretary

Carlsbad, California
June [•], 2007

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Proposal 1 Election Of Directors
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Proposal 2 Approval of Declassification of the Board of Directors
Proposal 3 Approval of Charter Amendments
Proposal 4 Ratification Of Selection Of Independent Auditors
Proposal 5 Amendment and Restatement of 2004 Stock Incentive Plan
Executive Officers
Security Ownership Of Certain Beneficial Owners And Management
Shares Available for Issuance Under Equity Compensation Plans
Section 16(a) Beneficial Ownership Reporting Compliance
Executive Compensation
Director Compensation
Compensation Committee Interlocks and Insider Participation
Compensation Committee Report*
Transactions With Related Persons
Householding of Proxy Materials
Other Matters

ARDEA BIOSCIENCES, INC.
2131 Palomar Airport Road
Suite 300
Carlsbad, California 92011

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

July 27, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or “Board”) of Ardea Biosciences, Inc. (referred to herein as the “Company” or “Ardea”) is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about June [    ●    ], 2007 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record holding shares of common stock of the Company (“Common Stock”) or shares of Series A Preferred Stock of the Company (“Series A Preferred”) at the close of business on June 12, 2007 will be entitled to vote at the annual meeting.

Voting on the Proposals

All of the holders of Common Stock and Series A Preferred can vote on each of Proposal 1 through Proposal 5.

There are currently eight board seats on Ardea’s Board of Directors, two of which are reserved for directors which our Series A Preferred holders are entitled to elect, and six of which are filled by directors who are elected by the holders of our Common Stock and Series A Preferred voting together on an as-converted to Common Stock basis.

Because there have been no nominations for the two seats on our Board of Directors that are elected by the holders of our Series A Preferred voting separately (the “Series A Directors”), there will be no election of the Series A Directors at the annual meeting.

The remaining six directors are currently divided into three classes, with the members of each class standing for re-election every three years on a rotating basis. There are two directors included in Class I whose terms of office expire in 2007 as more fully described in “Proposal 1 — Election of Directors” below.

Stockholder of Record: Shares Registered in Your Name

If on June 12, 2007 your shares were registered directly in your name with Ardea’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 12, 2007 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•	Election of two directors;

•	Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”) to declassify the Board of Directors;

•	Approval of additional amendments to our Certificate of Incorporation and our Bylaws as set forth in Proposal 3;

•	Ratification of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2007; and

•	Approval of the 2004 Plan to, among other things, provide automatic grants of options to members of Board committees.

Why are only two directors being elected at the annual meeting?

Six of the seats on our Board of Directors are currently divided into three classes, with the members of each class standing for re-election every three years on a rotating basis. Only two of the directors, who are currently included in Class I, have terms of office that expire in 2007, and therefore only the Class I directors are being elected at the annual meeting.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

➢ ➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢ ➢	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

➢ ➢	To vote over the telephone, dial toll-free 1-800-454-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:00 p.m., Pacific Standard Time on July 26, 2007 to be counted.

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➢ ➢	To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:00 p.m., Pacific Standard Time on July 26, 2007 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Ardea. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, each holder of Common Stock will have one vote for each share of Common Stock held as of June 12, 2007 and each holder of Series A Preferred will have 3,623 votes for each share of Series A Preferred held as of June 12, 2007. On this record date, there were 10,177,620 shares of Common Stock outstanding and entitled to vote and 300 shares of Series A Preferred outstanding and entitled to vote.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all nominees for director for which you are entitled to vote and “For” Proposal 2, Proposal 3, Proposal 4 and Proposal 5. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

➢ ➢	You may submit another properly completed proxy card with a later date.

➢ ➢	You may send a timely written notice that you are revoking your proxy to Ardea’s Secretary at 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011.

➢ ➢	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by February 27, 2008, to Barry D. Quart, 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no sooner than February 27, 2008 but no later than April 28, 2008. For all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for Proposals 1, 4 or 5. For Proposals 2 and 3, broker non-votes will have the same effect as “Against” votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve each proposal?

➢ ➢	For Proposal 1, the election of directors, the two nominees to serve in Class I of our Board of Directors receiving the most “For” votes (from the holders of votes of shares of Common Stock and Series A Preferred present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

➢ ➢	To be approved, Proposals 2 and 3 must receive “For” votes from at least 66 2/3% of the shares outstanding on the record date either in person or by proxy. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

➢ ➢	To be approved, Proposal 4, the ratification of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2007 must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

➢ ➢	To be approved, Proposal 5, the Amended and Restated 2004 Plan, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of voting stock are present at the meeting in person or represented by proxy. On the record date, there were 10,177,620 shares of Common Stock outstanding and entitled to vote and 300 shares of Series A Preferred outstanding and entitled to vote. Thus, the holders of 5,088,961 shares of voting stock must be present in person or represented by proxy at the meeting to have a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of voting stock present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2007.

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Proposal 1

Election Of Directors

There are currently eight board seats on Ardea’s Board of Directors. Our Series A Preferred holders are entitled to elect two directors, the Series A Directors, to our Board of Directors on an annual basis. There are currently no Series A Directors serving on the Board of Directors and the Series A Director seats on our Board of Directors currently remain vacant. The holders of our Series A Preferred have not nominated any person as a director for the two Series A Director seats. Accordingly, no vote will be taken at the annual meeting for these two board seats and they will remain vacant.

The remaining six directors are elected by the holders of our Common Stock and Series A Preferred voting together. These directors are currently divided into three classes of two directors each designated “Class I”, “Class II” and “Class III”, with the members of each class standing for re-election every three years on a rotating basis. In 2007, the terms of the directors in Class I will expire. There are two directors included in Class I directors of the Board of Directors whose terms of office expire in 2007. Each of the nominees for Class I is currently a director of the Company who was previously elected by the stockholders.

The nominees for the Class I directors of our Board of Directors are Jack S. Remington and Kevin C. Tang.

Proxies cannot be voted for a greater number of persons than the number of nominees named. Each of the nominees listed below was nominated by the Nominating and Corporate Governance Committee of the Board of Directors for election as a Class I director at the 2007 Annual Meeting of Stockholders. It is the Company’s policy to invite nominees for directors to attend the Annual Meeting. The Company did not hold an annual meeting of stockholders in 2006.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two Class I director nominees receiving the highest number of affirmative votes from the holders of the Common Stock and Series A Stock voting together will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Jack S. Remington and Kevin C. Tang. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Ardea’s management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

If Proposal 2 regarding the declassification of our Board of Directors is not approved by our stockholders, each director elected will hold office for a term of three years and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.

If Proposal 2 regarding the declassification of our Board of Directors is approved by our stockholders, subsequent to the filing and adoption of the necessary amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors, but prior to our 2008 Annual Meeting of Stockholders, each of our directors and each nominee for director has agreed to submit an irrevocable resignation, which resignation will be effective as of immediately prior to the 2008 Annual Meeting of Stockholders. At the 2008 Annual Meeting of Stockholders and thereafter, holders of our Common Stock and Series A Preferred will be asked to vote to elect all six members of our Board of Directors.

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The following is a brief biography of each nominee for director.

Nominees For Election At The 2007 Annual Meeting (Class I)

		Principal Occupation/
Name	Age	Position Held With the Company

Jack S. Remington, M.D.	76	Professor, Department of Medicine, Division of Infectious Diseases and Geographic Medicine, at Stanford University School of Medicine and Chairman of the Department of Immunology and Infectious Diseases at the Research Institute of the Palo Alto Medical Foundation / Director
Kevin C. Tang	40	Managing Director of Tang Capital Management, LLC / Director

Jack S. Remington, M.D. Dr. Remington has served as one of our directors since October 1996. Dr. Remington currently serves as Professor Emeritus (active), Department of Medicine, Division of Infectious Diseases and Geographic Medicine, at the Stanford University School of Medicine and as Chairman of the Department of Immunology and Infectious Diseases at the Research Institute of the Palo Alto Medical Foundation. He has been at Stanford and the Palo Alto Medical Foundation for more than 40 years. In addition, Dr. Remington is a consultant for leading pharmaceutical companies with regard to antibiotic research and development and has served on numerous editorial boards of medical and scientific journals. He is a past President of the Infectious Disease Society of America. Dr. Remington is a nationally and internationally recognized authority in the field of infectious disease medicine, and has received numerous awards including the Gold Medal from the Royal College of Physicians, London, England in 1999 and the 1996 Bristol Award of the Infectious Disease Society of America.

Kevin C. Tang. Mr. Tang has served as one of our directors since May 2003. Mr. Tang is the Managing Director of Tang Capital Management, LLC, a life sciences-focused investment company he founded in August 2002. From September 1993 to July 2001, Mr. Tang held various positions at Deutsche Banc Alex. Brown, Inc., an investment banking firm, most recently serving as Managing Director and head of the firm’s life sciences research group. Mr. Tang currently serves as a director of Trimeris, Inc. Mr. Tang received a B.S. degree from Duke University.

Required Vote and Board of Directors Recommendation

For the election of directors pursuant to Proposal 1, the two nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

Directors Continuing in Office Until the 2008 Annual Meeting (Class II)

		Principal Occupation/
Name	Age	Position Held With the Company

Barry D. Quart, Pharm.D.	50	President and Chief Executive Officer / Director
John W. Beck, C.P.A.	47	Senior Vice President of Finance, Chief Financial Officer and Treasurer of Metabasis Therapeutics, Inc./ Director

Barry D. Quart, Pharm.D. Dr. Quart was elected as a director and appointed as our President and CEO on December 21, 2006. From 2002 until December 2006, Dr. Quart was President of Napo Pharmaceuticals, Inc., where he was instrumental in bringing the company public on the London Stock Exchange in July 2006. Prior to Napo, Dr. Quart was Senior Vice President, Pfizer Global Research and Development and the Director of Pfizer’s La Jolla Laboratories, where he was responsible for approximately 1,000 employees and an annual budget of almost $300 million. Prior to Pfizer’s acquisition of the Warner-Lambert Company, Dr. Quart was President of Research and Development at Agouron Pharmaceuticals, Inc., a division of the Warner-Lambert Company, since 1999. Dr. Quart had joined Agouron in 1993 and was instrumental in the development and registration of nelfinavir (Viracept®), which

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went from the lab bench to NDA approval in 38 months. Dr. Quart spent over ten years at Bristol-Myers Squibb in both Clinical Research and Regulatory Affairs prior to Agouron and was actively involved in the development and registration of important drugs for the treatment of HIV and cancer, including paclitaxel (Taxol®), didanosine (Videx®), and stavudine (Zerit®). He has a Pharm.D. from University of California, San Francisco.

John W. Beck, C.P.A. Mr. Beck was appointed as a director in June 2007. Mr. Beck is one of three co-founders of Metabasis Therapeutics, Inc. and has served there as Vice President of Finance, Chief Financial Officer and Treasurer since June 1999. Mr. Beck was promoted to Senior Vice President of Finance, Chief Financial Officer and Treasurer in April 2005. Mr. Beck previously served as Director of Finance at Metabasis from April 1998 to June 1999. Mr. Beck has more than 19 years of financial management experience. In February 1994, he joined Neurocrine Biosciences, Inc., where he served as Director of Finance from May 1996 to April 1998 and played an important role in Neurocrine’s 1996 initial public offering. Prior to joining Neurocrine, Mr. Beck held financial management positions at high technology and financial services companies including General Dynamics and Ernst and Young LLP. Mr. Beck received a B.A. in accounting from the University of Washington and also holds a Th.B. in theology from a Seattle, Washington-based seminary. Mr. Beck is a licensed certified public accountant in the state of California and is a member of the American Institute of Certified Public Accountants and the Association of Bioscience Financial Officers.

Directors Continuing in Office Until the 2009 Annual Meeting (Class III)

		Principal Occupation/
Name	Age	Position Held With the Company

Henry J. Fuchs, M.D.	49	Executive Vice President and Chief Medical Officer of Onyx Pharmaceuticals, Inc. /Director
John Poyhonen	47	Senior Vice President, Chief Financial and Business Officer of Senomyx, Inc./Director

Henry J. Fuchs, M.D. Dr. Fuchs has served as one of our directors since November 2001. Since September 2005, Dr. Fuchs has been the Executive Vice President and Chief Medical Officer of Onyx Pharmaceuticals, Inc. He served as our Chief Executive Officer from January 2003 until June 2005. Dr. Fuchs joined us as Vice President, Clinical Affairs in October 1996 and was appointed President and Chief Operating Officer in November 2001. From 1987 to 1996, Dr. Fuchs held various positions at Genentech, Inc. where, among other things, he had responsibility for the clinical program that led to the approval of Pulmozyme® for the treatment of cystic fibrosis. Dr. Fuchs was also responsible for the Phase III development program that led to the approval of Herceptin® for the treatment of metastatic breast cancer. Dr. Fuchs received an M.D. degree from George Washington University and a B.A. degree in biochemical sciences from Harvard University.

John Poyhonen. Mr. Poyhonen was appointed as a director in June 2007. Mr. Poyhonen is currently the Senior Vice President, Chief Financial and Business Officer of Senomyx, Inc. He joined Senomyx in October 2003 as Vice President and Chief Business Officer and was promoted in April 2004 to Vice President and Chief Financial and Business Officer. From 1996 until October 2003, Mr. Poyhonen served in various sales and marketing positions for Agouron Pharmaceuticals, a Pfizer, Inc. company, most recently as Vice President of National Sales. Prior to holding this position, Mr. Poyhonen served as Vice President of Marketing and Vice President of National Accounts. Mr. Poyhonen received his B.A. in Marketing from Michigan State University and his M.B.A. from the University of Kansas.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of The Board of Directors

The Company is not currently listed on the NASDAQ Stock Market’s Global Market (“NASDAQ”) or on the New York Stock Exchange. For purposes of determining whether members of the Board of Directors are independent, the Board of Directors has elected to use the independence standards set forth by NASDAQ for the NASDAQ Global Market. The Board of Directors consults with the Company’s outside counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. Beck, Mr. Poyhonen, Dr. Remington and Mr. Tang. In making this determination, the Board found that none of the above directors had a material or other disqualifying relationship with the Company. Drs. Quart and Fuchs are not independent under the NASDAQ rules by virtue of their current or former employment with the Company.

Meetings of the Board of Directors

During the fiscal year ended December 31, 2006, the Board held five meetings, including telephone conference meetings, and acted by unanimous written consent four times. During the fiscal year ended December 31, 2006, each member of the Board attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. Dr. Quart was elected to the Board of Directors in December 2006. Mr. Beck and Mr. Poyhonen were appointed to the Board of Directors in June 2007.

Information Regarding Committees of the Board of Directors

During 2005, the Board had an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Because of the Company’s limited operations and resignations of Board committee members in 2005, the Board dissolved the Audit, Compensation and the Nominating and Corporate Governance Committees effective January 27, 2006, and the entire Board assumed the functions of those committees. On June 14, 2007, the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee were each reconstituted.

The Board currently has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. None of the committees held meetings in 2006.

A description of each committee of the Board of Directors follows. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that, except as specifically described below, each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial

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reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee is composed of three directors: Dr. Remington and Messrs. Beck and Poyhonen. The Audit Committee did not meet during 2006 because it was not reconstituted until June 14, 2007. The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at www.ardeabio.com.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards). The Board of Directors has also determined that Mr. Beck qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Beck’s level of knowledge and experience based on a number of factors, including his formal education and 19 years of financial management experience.

Report of the Audit Committee of the Board of Directors*

At the time the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 was filed, our Board of Directors did not have a standing Audit Committee. Our Board of Directors, acting in the place of the Audit Committee, has reviewed and discussed the audited financial statements for the fiscal year end December 31, 2006 with management of the Company. The Board of Directors has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Board of Directors has also received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountants the independent accountant’s independence. Based on the foregoing, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

/s/  BARRY D. QUART, PHARM.D.

Barry D. Quart, Pharm.D.

/s/  HENRY J. FUCHS, M.D.

Henry J. Fuchs, M.D.

/s/  JACK S. REMINGTON, M.D.

Jack S. Remington, M.D.

/s/  KEVIN C. TANG

Kevin C. Tang

*The material in this report is not “soliciting material” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of three directors: Mr. Poyhonen, Dr. Remington and Mr. Tang. All members of the Company’s Compensation Committee are independent as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Compensation Committee did not meet during the 2006 fiscal year because it was not reconstituted until June 14, 2007. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at www.ardeabio.com.

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The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and directors and evaluation of performance in light of these stated objectives;

•	review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer and the other executive officers and directors; and

•	administration of the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs.

Commencing this year, the Compensation Committee also began to review with management the Company’s Compensation Discussion and Analysis and to consider whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

The Compensation Committee generally meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The Compensation Committee will consider matters related to individual compensation, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process would comprise two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee will solicit and consider evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of compensation consultants, including analyses of executive and director compensation paid at other companies identified by consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company. The

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Nominating and Corporate Governance Committee is composed of three directors: Mr. Beck, Dr. Remington and Mr. Tang. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Nominating and Corporate Governance Committee did not meet during the fiscal year because it was not reconstituted until June 14, 2007. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on the Company’s website at www.ardeabio.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. The Company’s Board has adopted a written Policy Regarding Stockholder Recommendations of Director Nominees that is available to stockholders on the Company’s website at www.ardeabio.com. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become Company nominees for election to the Board at annual stockholders meetings must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011, Attn: Secretary, no sooner than 120 days and no later than 90 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders, subject to adjustment as set forth in the Company’s Bylaws. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock, has been a holder for at least one year and the number of Ardea shares beneficially owned by the stockholder. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. If Proposal 3 is approved by our stockholders, any stockholder who holds in excess of 15% of our outstanding voting stock on an as converted basis will be able to call a special meeting of the stockholders of the Company for any purpose, including the election of directors, by giving notice to the Company identifying the matters to be considered at such meeting. In connection with any such special meeting the policies and procedures described in this paragraph do not apply. The Company is not required to solicit proxies on behalf of the greater than 15% stockholder, nor will the Company or the Company’s Board be required to make any recommendation with respect to any matter to be considered at such meeting.

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Stockholder Communications With The Board Of Directors

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board or an individual director may do so by sending written communications addressed to the Secretary of Ardea at 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011. The Company’s Board has adopted a written Process for Stockholder Communications with the Board of Directors that is available to stockholders on the Company’s website at www.ardeabio.com. All communications will be compiled by the Secretary of the Company, reviewed to determine whether they should be presented to the Board or the individual directors, and submitted to the Board, a committee of the Board or the individual directors on a periodic basis. The purpose of this screening is to allow the Board or individual directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent directors of the Board. All communications directed to the Audit Committee in accordance with the Company’s Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters involving the Company will be promptly and directly forwarded to the Audit Committee. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

Code Of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.ardeabiosciences.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision thereof to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Code of Business Conduct and Ethics meets the requirements defined by Item 406 of Regulation S-K.

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Proposal 2
Approval of Declassification of the Board of Directors

Our Certificate of Incorporation and Bylaws currently provide for the Board of Directors to be divided into three classes, for one of the three classes to be elected each year, and for each director to serve a three-year term. In addition to the classified Board of Directors provisions of our Certificate of Incorporation and Bylaws, the Certificate of Designation of our Series A Preferred grants to the holders of shares of Series A Preferred the right to elect two directors annually. The classified board of directors provision is set forth in Article V Section A.2 of the Certificate of Incorporation and Section 17 of Article IV of the Bylaws.

Supporters of classified boards of directors believe that classified boards enhance continuity and stability in a company’s management and policies and thereby facilitate more effective long-term strategic planning and enhanced stockholder value. Supporters of classified boards also believe that, in the event of an unfriendly or unsolicited effort to take over or restructure a company, a classified board facilitates the board’s ability to obtain the best outcome for stockholders by giving the company time to negotiate with the entity seeking to gain control of the company and to consider alternative proposals.

Alternatively, a classified board of directors limits the ability of stockholders to elect directors and exercise influence over a company, and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. The election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for the implementation of those policies. A nonclassified board enables stockholders to hold all directors accountable on an annual basis, rather than over a three-year period. Also, the existence of a classified board may deter some tender offers or substantial stock purchases that could give stockholders the opportunity to sell their shares at a price in excess of what they would otherwise receive. Approval of the proposed amendments to the Certificate of Incorporation and Bylaws could increase the likelihood of such a tender offer or substantial stock purchases by a person seeking to change Ardea’s board.

If this Proposal 2 is approved, Article V Section A.2 of the Certificate of Incorporation will be amended to read in its entirety as follows:

“2.   Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

If this Proposal 2 is approved, Section 17 of Article IV of the Bylaws will be amended to read in its entirety as follows:

“Section 17.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

The text of the existing Certificate of Incorporation and Bylaws, and all amendments thereto, may be obtained upon written request directed to the Company’s Secretary at: Ardea BioSciences, Inc., 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011 and is also available free of charge through the SEC’s website at www.sec.gov.

If this Proposal 2 receives the requisite approval by stockholders at the meeting, we will file a certificate setting forth the proposed amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and amend the Bylaws. Subsequent to the filing and adoption of the necessary amendments to our Certificate of Incorporation and Bylaws to declassify the Board of Directors, but prior to our 2008 Annual Meeting of Stockholders, each of our directors and each nominee for director has agreed to submit an irrevocable resignation, which resignation will be effective as of immediately prior to the 2008 Annual Meeting of Stockholders. At the 2008 Annual Meeting of Stockholders and thereafter, holders of our Common Stock and Series A Preferred will be asked to vote to elect all six members of our Board of Directors. If this Proposal 2 fails to receive the requisite approval by

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stockholders at the meeting, the Board of Directors will remain classified, meaning that all current directors will continue to serve staggered three-year terms.

Required Vote

To be approved, Proposal 2 must receive “For” votes from at least 66 2/3% of the voting power of shares of Common Stock and Series A Preferred outstanding on the record date voting together as a single class on an as-converted to Common Stock basis. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

The Board of Directors Recommends
A Vote in Favor of Proposal 2.

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Proposal 3
Approval of Charter Amendments

The Board is asking for your approval to amend Ardea’s Certificate of Incorporation and Bylaws to eliminate and/or amend certain provisions. Pursuant to Ardea’s Certificate of Incorporation and Bylaws, approval of these proposed amendments requires the affirmative vote of holders of at least 66 2/3% of the voting power of shares of Common Stock and Series A Preferred outstanding on the record date voting together as a single class on an as-converted to Common Stock basis. These proposed amendments are referred to in this proxy statement as the “Charter Amendments.” The following summary of the Charter Amendments is qualified in its entirety by the Charter Amendments, which are attached hereto as Appendix A in the form of a Certificate of Amendment of Amended and Restated Certificate of Incorporation of Ardea and the Amended and Restated Bylaws of Ardea. The form of Amended and Restated Bylaws attached to Appendix A includes revisions related to Proposal 2 and the declassification of the Board.

Introduction

The Charter Amendments that Ardea is seeking to implement are as follows:

•	the right of any stockholder who holds in excess of 15% of the issued and outstanding shares of Ardea voting stock on an as converted basis to request that a special meeting of stockholders be called, which special meeting must be held within 60 days of the Company receiving notice of the stockholder’s request;

•	the right of the stockholders to remove a director with or without cause by an affirmative vote of a majority of the issued and outstanding shares of Ardea voting stock on an as converted basis entitled to elect such director;

•	the elimination of the supermajority votes required to amend Ardea’s Certificate of Incorporation and Bylaws;

•	the limitation of the Board’s ability to set the number of directors by resolution to allow the Board to determine the size of the Board within a range of 5 to 11 directors; and

•	additional miscellaneous clarifying and administrative revisions to Ardea’s Certificate of Incorporation and Bylaws.

On June 14, 2007, the Board unanimously adopted the Charter Amendments and directed that the Charter Amendments be submitted to Ardea’s stockholders for their approval.

Reasons for and Effect of the Charter Amendments

The Charter Amendments are designed to eliminate certain anti-takeover protections and certain other provisions in Ardea’s Certificate of Incorporation and Bylaws. Stockholders should note that the elimination of certain of Ardea’s anti-takeover provisions would put more control in the hands of Ardea’s stockholders by, for example, allowing stockholders to remove directors without cause, and allowing significant stockholders to act independently of management by having the ability to call special meetings of stockholders.

Stockholders’ Right to Call a Special Meeting.

Currently, Article V, Section B.3 of the Certificate of Incorporation and Article III, Section 6 of the Bylaws permit a special meeting of the stockholders to be called only by (i) our Chairman of the Board, (ii) our Chief Executive Officer or (iii) a majority of our Board of Directors. Ardea’s stockholders do not currently have the right to call a special meeting. The Charter Amendments, if approved, would allow any stockholder who holds in excess of 15% of Ardea’s issued and outstanding voting stock on an as converted basis to call a special meeting for any purpose, including the election of directors, by giving notice to the Company identifying the matters to be considered at such meeting, which special meeting must be held within 60 days of the Company receiving notice of the stockholder’s request. No other procedures would be required by the greater than 15% stockholder to call a special meeting other than delivery of the

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above notice. The Company would not be required to solicit proxies on behalf of the greater than 15% stockholder, nor would the Company or the Company’s Board be required to make any recommendation with respect to any matter to be considered at such meeting.

The Delaware General Corporation Law permits the calling of a special meeting by any persons as may be authorized by the certificate of incorporation or the bylaws. The Board believes that a stockholder with voting stock ownership in excess of 15% has a sufficient stake in Ardea to entitle such stockholder to act independently of management by having the right to call a special meeting of the stockholders. The prohibition against a stockholder’s right to call a special meeting is essentially an anti-takeover measure that the Board has determined is not currently in the best interests of Ardea or its stockholders. The Charter Amendments, if approved, would amend and restate Article III, Section 6 of Ardea’s Bylaws.

Removal of Director Without Cause.

Currently, Article V, Section A.3 of the Certificate of Incorporation and Article IV, Section 20 of the Bylaws permit removal of a director from the Board only for cause by an affirmative vote of the holders of at least a majority of the Company’s issued and outstanding voting stock entitled to vote at an election of directors. Currently, directors may not be removed without cause. The Charter Amendments, if approved, would allow the removal of directors either with or without cause if at least a majority of Ardea’s issued and outstanding stock entitled to elect such director votes in favor of removal.

The Delaware General Corporation Law permits any director or the entire board of a corporation to be removed, with or without cause, except that in the case of a corporation whose board is classified, stockholders may effect such removal only for cause unless the certificate of incorporation otherwise provides. The Board believes that the stockholders should have the right to remove a director for any reason to maintain and enhance the accountability of the directors to the Company’s stockholders. The Charter Amendments, if approved, would amend and restate Article V, Section A.3 of the Certificate of Incorporation and would amend and restate Article IV, Section 20 of the Bylaws.

Reduction or Elimination of Supermajority Voting Requirement.

Currently, certain provisions of the Certificate of Incorporation may only be amended or repealed upon the affirmative vote of the holders of at least 66 2/3% of Ardea’s issued and outstanding voting stock on an as-converted to Common Stock basis. These include provisions related to Ardea’s classified board of directors, the votes required to amend or repeal certain anti-takeover provisions in the Certificate of Incorporation, the filling of vacancies on the Board and removal of directors, actions by written consent of the stockholders, the calling of a special meeting of the stockholders, and the votes required to amend or repeal the Certificate of Incorporation or any provision thereof. The Bylaws also require a 66 2/3% vote of the outstanding shares of voting stock on an as-converted to Common Stock basis to amend the Bylaws or any provision thereof.

The Charter Amendments, if approved, would reduce the voting thresholds to require the vote of a majority of the outstanding voting stock in order to (i) amend or repeal the Certificate of Incorporation in its entirety or any provision thereof and/or (ii) amend or repeal the Bylaws in their entirety or any provision thereof.

Limitation on Number of Directors.

Article V, Section A.1 of the Certificate of Incorporation currently provides that the number of directors to constitute the whole Board of Directors shall be fixed by resolution(s) of the Board of Directors. The Board is proposing and amendment to the Company’s Certificate of Incorporation to allow the Board to set the number directors who serve on the Board within the range of 5 to 11 directors.

If this proposal is adopted, Article V, Section A.1 of the Certificate of Incorporation will be amended and restated to limit the number of directors who may serve at one time to a range of 5 to 11 directors.

The Board is not seeking your approval of the Charter Amendments discussed above in response to or in anticipation of any pending or threatened takeover bid or offer for Ardea stock. The Board does not have any current intention of eliminating any other proposal having an anti-takeover effect except for the declassification of the Board of Directors described under the caption “Proposal 2—Approval of Declassification of the Board of Directors.”

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Required Vote

To be approved, Proposal 3 must receive “For” votes from at least 66 2/3% of the voting power of shares of Common Stock and Series A Preferred outstanding on the record date voting together as a single class on an as-converted to Common Stock basis. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

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Proposal 4
Ratification Of Selection Of Independent Auditors

The Board of Directors has selected, and the Audit Committee of the Board formed in June 2007 has ratified, the selection of Stonefield Josephson, Inc. as the Company’s independent auditors for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Stonefield Josephson, Inc. has audited the Company’s financial statements since we engaged them in October 2004. Representatives of Stonefield Josephson, Inc. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Stonefield Josephson, Inc. as the Company’s independent auditors. However, the Board is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Stonefield Josephson. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 4.

Principal Accountant Fees and Services

During the fiscal year ended December 31, 2006, our Board of Directors, acting in the place of the Audit Committee, reviewed and approved all audit and non-audit service engagements, after giving consideration as to whether the provision of such services was compatible with maintaining Stonefield Josephson Inc.’s independence.

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2005 and December 31, 2006, by Stonefield Josephson, our principal accountant.

	Fiscal Year Ended
	2006	2005

Audit fees	$125,823	$123,000
Audit-related fees
Tax fees		3,200
All other fees		2,688

	$125,823	$128,888

During the fiscal year ended December 31, 2006, none of the total hours expended on our financial audit by Stonefield Josephson, Inc. were provided by persons other than Stonefield Josephson’s full-time permanent employees.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Stonefield Josephson. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit

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case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by Stonefield Josephson is compatible with maintaining the principal accountant’s independence.

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Proposal 5
Amendment and Restatement of 2004 Stock Incentive Plan

On June 10, 2004, the Board adopted, and our stockholders subsequently approved, our 2004 Stock Incentive Plan (as amended in February 2007, the “2004 Plan”), the basic provisions of which are described below. In June 2007, the Board approved an Amended and Restated 2004 Plan (the “Amendment”) to provide for annual option grants to non-employee members of the Board who chair and serve as members of various committees of the Board. The changes pursuant to the Amendment also provide for prorated stock option grants to Board committee chairs and members who are appointed to such positions at any time during a given year. A marked copy of the 2004 Plan reflecting the Amendment is attached as Appendix B to this proxy statement.

The Board believes the Amendment is necessary to ensure that we are able to attract and retain qualified individuals to serve on the committees of our Board of Directors, which is essential to our long-term growth and financial success. We rely significantly on equity incentives in the form of option awards to attract and retain members of our Board and its committees, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for talented individuals to serve on committees of our Board.

Stockholders are requested in this Proposal 5 to approve the Amended and Restated 2004 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Amended and Restated 2004 Plan as described in this Proposal 5. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Required Vote

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the amendment and restatement of the 2004 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 5.

The essential features of the 2004 Plan are outlined below:

Summary Description of 2004 Stock Incentive Plan

The principal terms and provisions of the 2004 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2004 Plan, and is qualified in its entirety by reference to the complete text of the 2004 Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Secretary at our principal offices at 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011 or may obtain a copy (which was filed as an exhibit to this Proxy Statement) from the SEC’s website at www.sec.gov.

Administration. The Board will have the exclusive authority to administer the discretionary grant and stock issuance programs with respect to grants and stock issuances made to our executive officers and will also have the authority to make grants and stock issuances under those programs to all other eligible individuals. However, our Board may at any time appoint a committee of one or more Board members to have separate but concurrent authority with the Board to make grants and stock issuances under those two programs to individuals other than executive officers. The term “plan administrator,” as used in this summary, will mean our Board of Directors and any committee, to the extent each such entity is acting within the scope of its administrative authority under the 2004 Plan.

Eligibility. Officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant and stock issuance programs. The non-employee members of our Board will also

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be eligible to participate in those two programs as well as the automatic option grant program. As of June 14, 2007, approximately 57 employees and consultants (including four executive officers) were eligible to participate in the discretionary grant and stock issuance programs, and five non-employee Board members were eligible to participate in those programs and the automatic option grant program.

Securities Subject to 2004 Plan. As of June 14, 2007, 3,669,839 shares of our common stock were reserved for issuance pursuant to the 2004 Plan. The number of shares of common stock reserved for issuance under our 2004 Plan automatically increases on the first trading day in January each calendar year, beginning in calendar year 2005, by an amount equal to five percent of the sum of the following share numbers, calculated as of the last trading day in December of the immediately preceding calendar year: (i) the total number of shares of our common stock outstanding on that date and (ii) the number of shares of common stock into which the outstanding shares of our preferred stock are convertible on that date. In no event will any such annual increase exceed 2,000,000 shares.

No participant in the 2004 Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock awards (whether in the form of vested or unvested shares or restricted stock units or other stock-based awards) for more than 1,000,000 shares of our common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. All stock options under the discretionary grant program have an exercise price per share equal to the fair market value per share of our common stock on the grant date.

The shares of common stock issuable under the 2004 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

Shares subject to any outstanding options or other awards under the 2004 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those option or awards will be available for subsequent issuance under the 2004 Plan. Any unvested shares issued under the 2004 Plan that we subsequently purchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the 2004 Plan will be added back to the number of shares reserved for issuance under the 2004 Plan and will accordingly be available for subsequent issuance.

The following additional share counting provisions will be in effect under the 2004 Plan:

•	Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2004 Plan will be reduced only by the net number of shares issued under the exercised option.

•	Should shares of common stock otherwise issuable under the 2004 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the stock issuance program, then the number of shares of common stock available for issuance under the 2004 Plan will be reduced only by the net number of shares issued under the exercised option or stock appreciation right or the net number of fully-vested shares issued under the stock issuance program.

•	Upon the exercise of any stock appreciation right granted under the 2004 Plan, the share reserve will only be reduced by the net number of shares actually issued upon such exercise, and not by the gross number of shares as to which such stock appreciation right is exercised.

Equity Incentive Programs

The 2004 Plan consists of three separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program and (iii) the automatic option grant program. The principal features of each program are described below.

Discretionary Grant Program. Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum

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term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the date of grant or stock appreciation rights tied to the value of our common stock. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service other than by reason of death, disability or retirement, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service. For optionee’s whose service terminates by reason of death, disability or retirement, the options will remain outstanding, to the extent vested at the time of such termination of service, until the expiration date of the option term.

The 2004 Plan will allow the issuance of three types of stock appreciation rights under the discretionary grant program:

•	Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•	Stand-alone stock appreciation rights will allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange a distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted.

•	Limited stock appreciation rights may be included in one or more grants made under the discretionary option grant program. Upon the successful completion of a hostile tender offer for more than twenty percent of our outstanding voting securities, each outstanding option with such a limited stock appreciation right may be surrendered to us in return for a distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option.

The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may, at the discretion of the plan administrator, be made in cash or in shares of our common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash.

The provisions governing the exercise of stock appreciation rights following the recipient’s termination of service will be substantially the same as the post-termination exercise provisions summarized above for stock option grants.

The plan administrator has the authority, without any required stockholder approval, to cancel outstanding options or stock appreciation rights under the discretionary grant program, including options transferred from the predecessor plan, in return for (i) the grant of new options or stock appreciation rights for the same or a different number of shares with an exercise or base price per share not less than the fair market value of our common stock on the new grant date or (ii) cash or shares of our common stock (whether vested or unvested) equal in value to the value of the cancelled options or stock appreciation rights. Alternatively, the plan administrator could simply reduce the exercise or base price of one or more outstanding options or stock appreciation rights to the then current market price.

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Stock Issuance Program. Eligible persons may be issued shares of our common stock, without any required cash or other payment, pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones and require no cash payment to us. Shares may also be issued under the program through direct purchase or as a bonus for services rendered to us or our subsidiaries. Shares subject to a restricted stock unit or other stock-based award may have a deferred issuance date following the vesting of the award, including (without limitation) a deferred distribution date following the termination of the individual’s service with us.

The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or stock-based awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the issuance or award. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals.

Consistent with Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more restricted stock issuances, restricted stock units or other stock-based awards so that the shares of common stock subject to those issuances, units or awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow; (8) market share; (9) cost reduction goals; (10) budget comparisons; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to our business operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials; FDA or other regulatory body approval for commercialization of products; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions designed to enhance our revenue or profitability or expand our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the stock issuance program intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m) (“Section 162(m)”), even though the automatic vesting of those issuances, units or awards pursuant may result in their loss of performance-based status under Section 162(m).

Outstanding restricted stock units or other stock-based awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those units or awards, if the performance goals or service requirements established for such units or awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding restricted stock units or other stock-based right awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance goals will be waived with respect to units or awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m).

Automatic Option Grant Program. Under the automatic option grant program, each individual who first becomes a non-employee Board member at any time on or after the effective date of the 2004 Plan will automatically receive an option grant for 25,000 shares on the date such individual joins the Board, provided such individual has not been in our prior employ. In addition, on the first trading day in January each year, each individual serving as a non-employee Board member at that time will automatically be granted an option to purchase 12,500 shares of common stock. If Proposal 5 regarding the Amended and Restated 2004 Plan is approved by our stockholders, on the first trading day in January each year, beginning with the 2008 calendar year, each non-employee Board member serving as a member of a Board committee at that time will automatically be granted an additional option to purchase 2,500 shares of common stock for each Board committee of which he or she is a member on the grant date, except that the option grant for the

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Chair of the Audit Committee will be for 10,000 shares, the option grant for members of the Audit Committee will be 5,000 shares and the option grant for the Chair of each of the other Board committees (currently the Compensation Committee and the Nominating and Corporate Governance Committee) will each be for 5,000 shares. Also subject to approval of Proposal 5, Board committee Chairs and members who are appointed to committee service in the middle of a calendar year will automatically be granted pro-rated annual committee grants which options will vest on the first trading day of January in the following year. Prior to vesting, all of the foregoing automatic option grants are subject to a right of repurchase in favor of us.

Each automatic grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of ten years, subject to earlier termination following the optionee’s cessation of Board service. If the optionee ceases Board service other than by reason of death, disability or retirement, the option will not remain exercisable for more than a twelve-month period following such cessation of service. However, the option will remain outstanding until the end of the full option term should the optionee cease Board service by reason of death, disability or retirement. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee’s cessation of Board service. The shares subject to each initial 25,000-share automatic option grant will vest in a series of thirty-six successive equal monthly installments upon the optionee’s completion of each month of Board service over the thirty-six month period measured from the grant date. The shares subject to each annual automatic option grant made to a continuing Board or committee member (subject to approval of Proposal 5) will vest upon that individual’s completion of one year of Board service measured from the grant date and prorated committee grants (subject to approval of Proposal 5) will vest on the first trading day in the January immediately following the date of grant. However, the shares will immediately vest in full upon the optionee’s death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

Upon the successful completion of a hostile tender offer for more than twenty percent of our outstanding voting securities, each outstanding option granted under the automatic option grant program may be surrendered to us in return for a cash distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share over (ii) the exercise price payable per share under such option.

The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.

General Provisions

Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions will be in effect for all options and stock appreciation rights granted under the discretionary grant program:

(i) Each outstanding option or stock appreciation right which is at the time held by a current employee will automatically vest and become exercisable as to fifty percent (50%) of the unvested shares subject to that option or stock appreciation right.

(ii) Should the employment of any of our officers terminate by reason of an involuntary termination (whether actual or constructive) within thirteen (13) months following the change in control, then each outstanding option or stock appreciation right held by that officer will immediately vest and become exercisable as to all the securities at the time subject to that option or stock appreciation right.

(iii) Each outstanding option or stock appreciation right which is at the time held by a non-employee Board member will automatically vest and become exercisable as to all the unvested shares subject to that option or stock appreciation right.

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The 2004 Plan includes several other vesting acceleration features:

In connection with a change of control, each outstanding option or stock appreciation right which is not held by an employee and which is not to be assumed by the successor corporation or otherwise continued in effect will automatically vest in full on an accelerated basis immediately prior to such change in control.

•	All unvested shares outstanding under the discretionary grant and stock issuance programs will immediately vest upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding restricted stock unit or other stock-based award under the stock issuance program will vest as to the number of shares of our common stock subject to such unit or award upon the occurrence of a change in control, unless the unit or award is assumed by the successor corporation or otherwise continued in effect.

•	The plan administrator will have the authority to grant options or stock appreciation rights which provide additional vesting acceleration or immediate vesting in the event of a change in control, even if those options or stock appreciation rights are to be assumed by the successor corporation or otherwise continued in effect.

The plan administrator may also structure unvested stock issuances or restricted stock units or other share rights awards under the stock issuance program so that those issuances or awards will immediately vest upon a change in control.

•	The plan administrator will also have complete discretion to structure one or more options or stock appreciation rights under the discretionary grant program so those options or stock appreciation rights will vest as to all the underlying shares in the event those options or stock appreciation rights are assumed or otherwise continued in effect but the individual’s service with us or the acquiring entity is subsequently terminated within a designated period following the change in control event. The vesting of outstanding shares and the vesting and issuance of the shares of common stock subject to outstanding restricted stock units or other stock-based awards under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

•	A change in control will be deemed to occur in the event (i) we are acquired by merger or asset sale, (ii) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders or (iii) a sale or transfer, approved by our stockholders, of all or substantially all of our assets.

•	The plan administrator may issue options, stock appreciation rights or unvested stock issuances or other stock-based awards which will vest in connection with the successful completion of a hostile take-over. Such accelerated vesting may occur either at the time of such transaction or upon the subsequent termination of the individual’s service.

•	A hostile take-over will be deemed to occur if (i) there is a change in the majority of our Board as a result of one or more contested elections for Board membership or (ii) securities possessing more than twenty percent (20%) of the total combined voting power of our outstanding securities are acquired pursuant to a hostile tender offer.

Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2004 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) and other stock based awards under the 2004 Plan per calendar year; (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right; (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock based award; (v) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee Board members; (vi) the number and/or class

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of securities and exercise price per share in effect under each outstanding option transferred to the 2004 Plan from the predecessor plan; and (vii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2004 Plan or the outstanding options thereunder.

Acquisition of Other Entities. The share reserve under the 2004 Plan may, in the plan administrator’s sole discretion, be used to the extent required by applicable tax law to fund the exercise of (i) any incentive stock options granted by a corporation or other entity which we assume in connection with our acquisition of that entity, whether by merger or asset or stock sale, or (ii) any incentive stock options granted under the 2004 Plan in substitution for those incentive stock options of the acquired entity. We may effect the assumption or substitution even if the exercise price per share of our common stock under the assumed or substituted options will be less than the fair market value of our common stock at that time, provided the aggregate spread on each such option immediately after the assumption or substitution (the excess of the fair market value of the option shares over the aggregate exercise price payable for those shares ) is not greater than the aggregate option spread immediately prior to the assumption or substitution and certain other requirement are satisfied to assure that the option holder does not receive any additional benefits as a result of the assumption or substitution.

Valuation. The fair market value per share of our common stock on any relevant date under the 2004 Plan will be deemed to be equal to the closing selling price per share on the stock exchange deemed to be the primary market for our common stock on such date.

Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may permit certain non-statutory options to be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the 2004 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.

Special Tax Election. The plan administrator may provide one or more holders of options, stock appreciation rights, vested or unvested stock issuances, restricted stock units or any other stock-based awards under the 2004 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of those options or stock appreciation rights, the issuance of vested shares or the vesting of unvested shares issued to them. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

Amendment and Termination. Our Board may amend or modify the 2004 Plan at any time, subject to certain requirements, including any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares of common stock are at the time primarily traded. Unless sooner terminated by our Board, the 2004 Plan will terminate on the earliest of (i) March 1, 2014, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options or stock appreciation rights, restricted stock units or other shares right awards in connection with certain changes in control or ownership.

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Summary of Federal Income Tax Consequences of Awards Granted under the 2004 Plan

The following is a summary of the United States federal income taxation treatment applicable to us and the participants who receive awards under the 2004 Plan.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

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Direct Stock Issuances. The tax principles applicable to direct stock issuances under the 2004 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the stock issuance program will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

Accounting Treatment. Effective January 1, 2006, we adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (“SFAS”) 123(R) — “Share-Based Payment”, a revision of SFAS 123, “Accounting for Stock-Based Compensation” which superseded Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. SFAS 123(R) establishes standards for the accounting for transactions where an entity exchanges its equity instruments for goods or services. The principal focus of SFAS 123(R) is the accounting for transactions in which an entity obtains employee services in share-based payment transactions, and where the measurement of the cost of employee (or member of the Board of Directors) services received in exchange for an award of equity instruments is based on the grant-date fair value of the award. That cost will be recognized over the period during which an employee (or director) is required to provide service in exchange for the award — the requisite service period — and unless observable market prices for the same or similar instruments are available, will be estimated using option-pricing models adjusted for the unique characteristics of the instruments. If an equity award is modified after the grant date, incremental compensation cost will be recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification.

Should one or more individuals be granted tandem or stand-alone stock appreciation rights under the 2004 Plan, then such rights would result in a compensation expense to be charged against our reported earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Direct stock issuances under the 2004 Plan will result in a direct charge to our reported earnings equal to the excess of the fair value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings will be amortized over the vesting period. However, if the vesting of the shares is tied solely to performance milestones, then the issuance of those shares will be subject to mark to market accounting, and we will have to accrue compensation expense not only for the value of the shares on the date of issuance but also for all subsequent appreciation in the value of those which occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock units issued under the 2004 Plan.

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Executive Officers

Barry D. Quart, Pharm.D. Dr. Quart’s background is described above under “Election of Directors — Directors Continuing In Office Until The 2008 Annual Meeting (Class II).”

Christopher W. Krueger. Mr. Krueger was appointed as our Senior Vice President and Chief Business Officer on March 22, 2007. Mr. Krueger was previously Senior Vice President, Business Development and Strategic Alliances at Protemix Corporation during 2006, Senior Vice President, Business Development at Xencor, Inc. from 2004 to 2006, Senior Vice President, Chief Business Officer at X-Ceptor Therapeutics, Inc. (now Exelixis, Inc.) from 2002 to 2004 and Vice President, Business Development and Strategic Alliances and General Counsel at Aurora Biosciences Corporation (now Vertex Pharmaceuticals, Inc.) from 2000 to 2002. His responsibilities at these drug development companies included licensing, strategic alliances, mergers and acquisitions, legal affairs and corporate finance. Prior to joining Aurora, he served as Corporate Counsel at Science Applications International Corporation (SAIC), a multi-national technology development company. Prior to joining SAIC, he served as an attorney at Cooley Godward LLP and represented both privately-held and public companies in a wide range of transactions, including licensing, strategic alliances, mergers and acquisitions, public offerings and venture capital financings. Mr. Krueger received a B.A. in Economics from the University of California, San Diego and a J.D. and M.B.A. from the University of Southern California.

Kimberly J. Manhard. Ms. Manhard was appointed as our Senior Vice President of Regulatory Affairs and Operations on December 21, 2006. Prior to that Ms. Manhard was President of her own consultancy since 2003, specializing in the development of small molecules intended for the treatment of antiviral, oncology, central nervous system (CNS), and gastrointestinal indications, and was responsible for filing five initial US INDs and multiple clinical trial applications in the European Union and Canada. Prior to starting her consultancy, Ms. Manhard was Vice President of Regulatory Affairs for Exelixis, Inc. Previously, she was Head of Regulatory Affairs for Agouron Global Commercial Operations (a Pfizer company) supporting marketed HIV products. She joined Agouron in 1996 as Director of Regulatory Affairs responsible for anticancer and antiviral products, including nelfinavir (Viracept®). Prior to Agouron, she was with Bristol-Myers Squibb for over five years in Regulatory Affairs and was responsible for investigational oncology compounds, including paclitaxel (Taxol®), and infectious disease compounds, including didanosine (Videx®) and stavudine (Zerit®). Ms Manhard began her industry career in Clinical Research with Eli Lilly and Company and G.H. Besselaar Associates (Covance). She earned a B.S. in Zoology and a B.A. in French from the University of Florida.

Denis Hickey. Mr. Hickey was appointed as our Chief Financial Officer on August 15, 2005 and served as our Chief Executive Officer from June 15, 2005 to December 21, 2006. Mr. Hickey is a founding principal of Hickey & Hill, a firm that specializes in the management of companies in transition. Since 2001, Mr. Hickey has performed advisory and management assignments for several clients of Hickey & Hill., in the marketing services, agriculture, high tech equipment and other industries. From June 2003 through November 2003, Mr. Hickey was acting CFO of Force Protection, Inc., a manufacturer of mine protected vehicles. Mr. Hickey’s prior experience also includes serving as CEO, CFO or Controller for a number of companies, including some that were publicly traded, and he began his career in public accounting with Touché Ross & Co. (now Deloitte & Touché). Mr. Hickey provides his services to us under an agreement with Hickey & Hill.

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Security Ownership Of
Certain Beneficial Owners And Management

The following table sets forth certain information regarding the ownership of our common stock by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock. Except as indicated below, all information is as of May 31, 2007. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total

Kevin C. Tang(2)	3,346,587	31.11%
Tang Capital Partners, L.P.(3) 4401 Eastgate Mall San Diego, CA 92121	3,021,204	28.26%
Entities affiliated with Baker Biotech Funds(4) 667 Madison Avenue, 17th Floor, New York, NY 10021	2,926,610	27.74%
Entities affiliated with Andreeff Equity Advisors, L.L.C.(5) 450 Laurel Street Suite 2105 Baton Rouge, Louisiana 70801	1,203,848	12.82%
Deutsche Bank AG Taunusanlage 12 D-60325 Frankfurt am Main Federal Republic of Germany	897,642	9.56%
Henry J. Fuchs, M.D.(6)	385,000	3.94%
Jack S. Remington, M.D.(7)	69,334	*
Denis Hickey(8)	24,200	*
Barry D. Quart, Pharm.D.	0	0%
Zhi Hong, Ph.D.	0	0%
Kimberly J. Manhard	0	0%
John W. Beck	0	0%
John Poyhonen	0	0%
All executive officers and directors as a group (10 persons)(9)	3,825,121	34.06%

*	Less than one percent of the outstanding common shares.

(1)	Unless otherwise indicated, the principal address of each of the stockholders named in this table is: c/o Ardea Biosciences, Inc., 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011. Applicable percentages are based on 9,388,446 shares outstanding on May 31, 2007. Shares of Common Stock that (a) may be issued upon the conversion of Series A Preferred, (b) may be issued upon the exercise of warrants and (c) are subject to options to purchase common stock which are currently exercisable or which will become exercisable within 60 days after May 31, 2007 are deemed outstanding for purposes of computing the percentage of the person or group holding such convertible stock, warrants or options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)	Includes 3,021,204 shares owned of record or acquirable by Tang Capital Partners, L.P., for which Tang Capital Management, L.L.C., of which Mr. Tang serves as Managing Director, serves as General Partner. Mr. Tang shares voting and dispositive power over such shares with Tang Capital Management, L.L.C. and Tang Capital Partners, L.P. Also includes 15,089 shares owned of record by Mr. Tang and 65,000 shares that Mr. Tang can acquire within 60 days of May 31, 2007 through the exercise of 52,500 vested stock options and the early exercise of 12,500 unvested stock options that are subject to early exercise. In the event that Mr. Tang early exercises his unvested

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stock options, the shares purchased would be subject to a right of repurchase by the Company. With respect to the remaining 245,294 shares that Mr. Tang may be deemed to beneficially own, Mr. Tang has shared voting and dispositive power over 129,242 shares, shared dispositive power and no voting power over 49,000 shares and sole voting and dispositive power over 67,052 shares. Mr. Tang disclaims beneficial ownership of all of the shares reflected herein except to the extent of his pecuniary interest therein.

(3)	Includes 1,718,742 shares held by Tang Capital Partners, L.P. and 1,302,462 shares that Tang Capital Partners, L.P. has a right to acquire upon exercise of warrants and conversion of Series A Preferred it holds. Tang Capital Partners, L.P. shares voting and dispositive power over such shares with Tang Capital Management, L.L.C. and Kevin C. Tang.

(4)	Comprises (i) 15,373 shares of common stock and 63,134 shares of common stock that may be issued upon the conversion of Series A Preferred and the exercise of warrants held by Baker/Tisch Investments, L.P., a limited partnership of which the sole general partner is Baker/Tisch Capital L.P., a limited partnership of which the sole general partner is Baker/Tisch Capital (GP), LLC; (ii) 48,567 shares of common stock and 42,770 shares of common stock that may be issued upon the conversion of Series A Preferred and the exercise of warrants held by Baker Bros. Investments, L.P., a limited partnership of which the sole general partner is Baker Bros. Capital L.P., a limited partnership of which the sole general partner is Baker Bros. Capital (GP), LLC; (iii) 54,600 shares of common stock and 50,650 shares of common stock that may be issued upon the conversion of Series A Preferred and the exercise of warrants held by Baker Bros. Investments II, L.P., a limited partnership of which the sole general partner is Baker Bros. Capital L.P., a limited partnership of which the sole general partner is Baker Bros. Capital (GP), LLC; (iv) 625,286 shares of common stock and 474,521 shares of common stock that may be issued upon the conversion of Series A Preferred and the exercise of warrants held by held by Baker Biotech Fund I, L.P., a limited partnership of which the sole general partner is Baker Biotech Capital, L.P., a limited partnership of which the sole general partner is Baker Biotech Capital (GP), LLC; (v) 1,000,989 shares of common stock and 531,580 shares of common stock that may be issued upon the conversion of Series A Preferred and the exercise of warrants held by Baker Brothers Life Sciences, L.P., a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital, L.P., a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital (GP), LLC; (vi) 19,140 shares held by 14159, L.P., a limited partnership of which the sole general partner is 14159 Capital, L.P., a limited partnership of which the sole general partner is 14159 Capital (GP), LLC. Felix Baker and Julian Baker are the controlling members of Baker/Tisch Capital (GP), LLC, Baker Bros. Capital (GP), LLC, Baker Biotech Capital (GP), LLC, Baker Brothers Life Sciences Capital (GP), LLC, and 14159 Capital (GP), LLC.

(5)	Includes shares held of record by Andreeff Equity Advisors, L.L.C., which shares beneficial ownership with the following affiliates of Andreeff Equity Advisors, L.L.C.: Maple Leaf Capital I, L.L.C., Maple Leaf Offshore, Ltd., Maple Leaf Partners, L.P., Maple Leaf Partners I, L.P. and Dane Andreeff. Dane Andreeff is the Managing Member of Andreeff Equity Advisors, L.L.C.

(6)	Includes 342,916 shares issuable upon exercise of options that are vested or will become vested within 60 days of May 31, 2007. The remaining 42,084 shares may be issued upon early exercise, but will be subject to repurchase by the Company until the options to purchase such shares have vested.

(7)	Includes 55,834 shares issuable upon exercise of options that are vested or will become vested within 60 days of May 31, 2007. The remaining 12,500 shares may be issued upon early exercise, but will be subject to repurchase by the Company until the options to purchase such shares have vested.

(8)	Includes 20,000 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of May 31, 2007.

(9)	Includes 528,334 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of May 31, 2007 and 1,302,462 shares of common stock issuable upon exercise of warrants and conversion of Series A Preferred held by Tang Capital Partners.

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Shares Available for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2006.

			Number of Securities
	Number of Securities		Remaining Available
	to be Issued Upon	Weighted-average	for Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding
	Warrants and	Warrants and	Securities Reflected
	Rights(a)	Rights(b)	in Column (a))

Equity compensation plans approved by security holders
2000 Employee Stock Purchase Plan	283,334	$7.41	—
2004 Stock Incentive Plan	1,062,500	$8.94	2,227,337
Equity compensation plans not approved by security holders
2002 Non-Officer Equity Incentive Plan	—	$4.70	56,250

Total	1,345,834	$5.45	2,283,587

(1)	Generally, on each December 31, the 2000 Employee Stock Purchase Plan share reserve will increase automatically by the lesser of (i) 1% of the outstanding Common Stock, (ii) 41,666 shares, or (iii) a lesser amount determined by the Board. However, this plan was suspended in March 2003, and consequently there are currently no securities reserved for issuance under this plan.

(2)	The number of shares of common stock reserved for issuance under the 2004 Stock Incentive Plan will automatically increase on the first trading day in January each calendar year, beginning in calendar year 2005, by an amount equal to five percent of the sum of the following share numbers, calculated as of the last trading day in December of the immediately preceding calendar year: (i) the total number of shares of our common stock outstanding on that date and (ii) the number of shares of common stock into which the outstanding shares of our preferred stock are convertible on that date. In no event will any such annual increase exceed 2,000,000 shares. Accordingly, the number of shares available for issuance increased by 547,027 from the number shown in the table above, on January 3, 2006.

The following is a brief summary of material features of the 2002 Non-Officer Equity Incentive Plan, which was adopted without stockholder approval:

2002 Non-Officer Equity Incentive Plan

General. Our 2002 Non-Officer Equity Incentive Plan (the “Non-Officer Equity Plan”) provides for stock awards, including grants of nonstatutory stock options, stock bonuses or rights to acquire restricted stock, to employees and consultants who are not our executive officers. Executive officers not previously employed by us may also be granted stock awards as an inducement to their entering into an employment agreement with us. An aggregate of 283,334 shares of common stock have been authorized for issuance under the Non-Officer Equity Plan. As of December 31, 2006, there were 283,334 outstanding options to purchase common stock and no options to purchase shares of common stock remained available for future grant. There were no options to purchase shares of common stock exercised since inception of the plan. The exercise price per share of options granted under the Non-Officer Equity Plan may not be less than 85% of the fair market value of our common stock on the date of the grant. Options granted under the Non-Officer Equity Plan have a maximum term of ten years and typically vest over a four-year period. Options may be exercised prior to vesting, subject to repurchase rights in favor of us that expire over the vesting period. Shares issued under a stock bonus award may be issued in exchange for past services performed for us and may be subject to vesting and a share repurchase option in favor of us. Shares issued pursuant to restricted stock awards may not be purchased for less than 85% of the fair market value of our common stock on the date of grant. Shares issued pursuant to restricted stock awards may be subject to vesting and a repurchase option in our favor.

Adjustment Provisions. Transactions not involving receipt of consideration by us, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock

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subject to the Non-Officer Equity Plan and outstanding awards. In that event, the Non-Officer Equity Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Non-Officer Equity Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions. In the event of (i) the sale, lease or other disposition of all or substantially all of the assets of us, (ii) a merger, consolidation or similar transactions in which our pre-corporate transaction stockholders do not hold securities representing a majority of voting power in the surviving corporation, or (iii) an acquisition, other than by virtue of a merger, consolidation or similar transaction, by any person, entity or group of our securities representing at least fifty percent (50%) of the combined voting power of our then outstanding securities (each, a “corporate transaction”), the surviving or acquiring corporation may continue or assume awards outstanding under the Non-Officer Equity Plan or may substitute similar awards.

If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with us has not terminated as of the effective date of the transaction, the vesting of such awards will be accelerated in full, any reacquisition or repurchase rights held by us shall lapse, and the awards will terminate if not exercised (if applicable) at or prior to such effective date. With respect to any other awards, the vesting of such awards will not accelerate and the awards will terminate if not exercised (if applicable) at or prior to such effective date.

However, the following special vesting acceleration provisions will be in effect for all corporate transactions in which the outstanding options under the plan are to be assumed or replaced: (i) the awards held by employees will vest and become immediately exercisable as to half of the otherwise unvested shares underlying those awards, (ii) the awards held by executives (vice president or higher) will vest with respect to the remaining unvested shares underlying those awards should either of the following events occur within 13 months after the transaction: the executive’s employment is involuntarily terminated without cause (as defined in the Non-Officer Equity Plan) or the executive voluntarily resigns for good reason (as defined in the Non-Officer Equity Plan) and (iii) the awards held by non-employee Board members will vest and become immediately exercisable as to all shares underlying the award.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock and other equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied on a timely basis, except that Denis Hickey was late in filing one Form 4, covering a single option grant.

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Executive Compensation

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”). Our full Board of Directors currently makes all decisions for direct compensation — that is, the base salary, executive performance bonuses, and stock options — of our executive officers, including the Named Executive Officers.

All of our Named Executive Officers other than Denis Hickey joined the Company in December 2006. In each case, their compensation was determined through negotiations between members of our Board of Directors and the individuals. In addition, Dr. Quart participated in the negotiation of the compensation arrangements for Dr. Hong and Ms. Manhard. All of the compensation arrangements were approved by the full Board of Directors in a meeting held on December 21, 2006, the date of the closing of the transaction with Valeant. Denis Hickey is an employee of Hickey & Hill, a firm we have retained to provide us with certain consulting services. The retention of Hickey & Hill and the amount that we pay to Hickey & Hill for their services, including for the services of Mr. Hickey, was approved by our Board of Directors in 2005.

Compensation Program Objectives and Rewards

Our compensation and benefits programs are designed to align our executives’ interests with those of our stockholders in order to achieve our business goals. The programs’ objectives are to:

•	Attract, engage and retain the workforce that helps ensure our future success;

•	Motivate and inspire employee behavior that fosters stockholder value; and

•	Support overall business objectives approved by our Board.

Consequently, the guiding principles of our programs are:

•	Overall compensation should favor equity and discretionary rewards rather than base salary;

•	Cash compensation should be paid in a way that motivates employees to achieve corporate goals; and

•	Compensation programs should be simple to understand and administer.

In determining compensation, we have not formally benchmarked the compensation of our executives against compensation at other companies. We have, however, tried to design our compensation programs to be competitive in the marketplace for executive talent, and our Board members have taken into account their general knowledge of compensation at other companies and made informal comparisons with other small pharmaceutical companies when determining compensation. We have not engaged the services of a compensation consultant.

Our compensation programs are designed to reward activities that increase stockholder value and result in the accomplishment of our corporate goals. Each element of compensation contributes to one or more aspects of this design:

•	Base salary and benefits are designed to attract and retain employees by satisfying basic needs and by paying them fairly within industry standards.

•	Annual cash bonuses are designed to focus executives on achieving our current year’s objectives as defined in our business plan, which may change throughout the year.

•	Long-term incentives, which consist of stock options, are designed to reward executives for long-term success over several years, as reflected in increases in our stock price.

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•	Severance and change-in-control arrangements are designed to attract and retain executives in a marketplace where such protections are commonly offered and ensure that employees continue to remain focused on our business in the event of rumored or actual fundamental corporate changes, particularly where their employment may be terminated.

Elements of Executive Compensation

Base Salary. Executive officer base salaries are based on job responsibilities and individual contribution, with general reference made to base salary levels of executives at peer pharmaceutical companies. Because we recently started up operations, the base salary of officers reflected the Board’s experience in the industry and the salary history and experience of the officers.

Performance Bonuses. Our executives are eligible for a performance bonus based upon the executive’s and our achievement of specified corporate objectives established by the Board, as evaluated by the Board in its discretion. For 2007, these objectives include the corporate goals described in our annual report on Form 10-K for the year ended December 31, 2006, including the commencement of clinical trials and achievement of our financial targets. These goals may change throughout the year as the Board constantly evaluates our strategic and operational goals, and our Board generally believes that the achievement of the goals is reasonably likely, though not guaranteed. Pursuant to Dr. Quart’s current employment agreement and Dr. Hong’s former employment agreement, Dr. Quart is, and Dr. Hong was, entitled to a maximum bonus of 40% of their respective base compensation and Ms. Manhard is entitled to a maximum bonus of 30% of her base compensation, which amounts were intended to ensure that a significant portion of the executives’ overall cash compensation was at the discretion of the Board and tied to the achievement of our goals. Dr. Hong resigned from his position as Executive Vice President of Research and Chief Scientific Officer in early April 2007 and, as a result will not be entitled to the performance bonus described above for 2007.

Signing Bonuses. In connection with their commencement of employment in December 2006, Dr. Barry Quart, Dr. Zhi Hong and Kimberly Manhard were provided with a signing bonus of $250,000, $150,000, and $50,000, respectively. These amounts were negotiated with the Board and included as part of their employment agreements. These bonuses were designed to:

•	recognize that Dr. Quart and Ms. Manhard had their own businesses and all three officers had extensive experience in the development and registration of drugs for the treatment of HIV and cancer, and

•	recognize the significant role that each contributed over a long period prior to their employment in completing the transaction with Valeant. In the case of Dr. Quart and Ms. Manhard, amounts that each earned as our consultants prior to their commencement of employment were also considered in determining the amount of their bonuses.

Stock Options. As part of their negotiated employment package, we agreed to grant each of Dr. Quart, Dr. Hong and Ms. Manhard stock options in connection with the commencement of their employment in December 2006. These options were granted on December 21, 2006, the day that the acquisition of assets from Valeant was completed and our current business operations commenced and the day before the announcement of the Valeant transaction. Pursuant to our policy with respect to the granting of stock options, the exercise price of each option was set at the closing stock price of our common stock on December 21, 2006. The Board determined to grant the options on this date in coordination with the announcement of the Valeant transaction and re-launch of our current business for several reasons, including that:

•	In early 2006 we had agreed with Dr. Quart that if he assisted us in the identification and successful acquisition of a pharmaceutical program, we would hire him as our Chief Executive Officer at the closing of the transaction and grant him an option on the date of hire. Our Board determined that it was important to keep this contractual obligation.

•	Given the roles that Dr. Quart, Dr. Hong and Ms. Manhard had in ensuring the success of the Valeant transaction, the Board determined that it was equitable to grant all options on the same date.

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•	It was unclear to the Board whether the announcement of the acquisition would be perceived by our stockholders as a positive or negative event given our cash position and their likely expectations about our future.

•	It was determined that the executives should bear some risk and be able to participate in some reward associated with any stock movement related to the announcement of the Valeant transaction.

For accounting purposes, we have measured the value of the option grants to our executive officers in December 2006 on the date of grant, using the closing price of our common stock on the day of grant as the fair market value for such shares.

Each of the stock options granted to Dr. Quart and Ms. Manhard is subject to vesting to ensure that the executives only benefit from the grant if our stock price performs well over an extended period. Because Dr. Hong resigned his employment with us in early April 2007, his option grant was terminated. The options were sized to provide each executive with a meaningful reward if the stock price appreciates. The size of the stock options also contributes to our ability to pay lower salaries and still retain high quality executives. In recognition of his services in connection with the success of the Valeant transaction, Mr. Hickey was awarded an option in December 2006. Because it was designed primarily to reward past performance and not necessarily to provide an incentive for future performance, this option was fully vested when granted.

We do not backdate options or grant options retroactively. In addition, we do not plan to coordinate future grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. All grants to executive officers require the approval of the Board.

Post Employment Compensation. Dr. Quart has, and Dr. Hong previously had, an employment agreement that provides for the payment of certain post-employment benefits. Ms. Manhard is entitled to severance benefits under our Senior Executive Severance Benefit Plan. In addition, all outstanding options, including those held by our executive officers, vest in certain circumstances following the option holder’s termination of employment in connection with or following a change in our control. Each of these provisions is described below under the heading “Potential Payments Upon Termination Or Change-In-Control.” The amount of severance benefits were based on job responsibilities and were determined by our Board to be consistent with similar arrangements at peer companies with which Board members had familiarity. Dr. Hong’s voluntarily resignation of his employment with us in early April 2007 means he will not receive any post-employment benefits from us.

Summary Compensation Table

The following table shows for the fiscal year ended December 31, 2006 compensation awarded to, paid to or earned by our Chief Executive Officer, Chief Financial Officer and our two other most highly compensated executive officers at December 31, 2006.

Summary Compensation Table(1)

				Option	All Other
Name and Principal Position	Year	Salary	Bonus	Awards(4)	Compensation	Total
		($)	($)	($)	($)	($)

Barry D. Quart, Pharm.D.	2006	—	$250,000	$553,400	$256,000	$1,059,400
President, Chief Executive Officer and Director(2)
Denis Hickey	2006	—	—	—	255,280	255,280
Chief Financial Officer(3)	2005	—	—	—	96,000	96,000
Zhi Hong, Ph.D.	2006	$8,438	150,000	387,380	—	545,818
Executive Vice President of Research and Chief Scientific Officer(2)
Kimberly J. Manhard	2006	—	50,000	242,112	88,125	380,237
Senior Vice President of Regulatory Affairs and Operations(2)

(1)	In accordance with the rules of the SEC, the compensation described in this table does not include various perquisites and other benefits received by a named executive officer which do not exceed $10,000 in the aggregate.

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(2)	Barry D. Quart, Pharm.D., Zhi Hong Ph.D. and Kimberly J. Manhard commenced employment on December 21, 2006. Dr. Quart and Ms. Manhard began receiving a salary on January 1, 2007. Dr. Hong’s employment with us terminated in April 2007. The amounts shown under the column “All Other Compensation” for Dr. Quart and Ms. Manhard represent consulting fees paid in 2006.

(3)	Denis Hickey, currently serving as our Chief Financial Officer, is a consultant to the Company and an employee of Hickey & Hill. The amount shown under the column “All Other Compensation” represents the aggregate amount we paid to Hickey & Hill for their services to us, which include the services of Mr. Hickey. For 2006, such amounts are comprised of (i) monthly fees in the aggregate amount of $152,400, (ii) a bonus in the amount of $60,000 and (iii) overtime hours in the aggregate of $42,880. For 2005, such amounts are comprised of (i) a one time fee of $20,000, (ii) monthly fees in the aggregate amount of $72,000 and (iii) a bonus in the amount of $10,000. Our agreement with Hickey & Hill is described under “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” elsewhere in this proxy statement.

(4)	See footnote 10 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2006 for a discussion of the valuation of stock options under SFAS 123(R).

Grants of Plan-Based Awards

The following table shows for the fiscal year ended December 31, 2006, certain information regarding grants of plan-based awards to the Named Executive Officers:

Grants of Plan-Based Awards in Fiscal 2006

		Estimated Future Payouts			Estimated Future Payouts
		Under Non-Equity Incentive			Under Equity Incentive			Exercise or
	Grant	Plan Awards (1)			Plan Awards (2)			Base Price of
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Option Awards
		($)	($)	($)	(#)	(#)	(#)	($/Sh)

Barry D. Quart, Pharm.D	12/21/2006		$140,000			400,000		$3.90
Denis Hickey	12/21/2006					10,000		3.90
Zhi Hong, Ph.D.	12/21/2006		112,000			280,000		3.90
Kimberly J. Manhard	12/21/2006		75,000			175,000		3.90

(1)	Amounts reflect target bonus amounts contained in each executive’s employment agreement. Bonuses are payable at the discretion of our Board based on the Board’s evaluation of the executive’s performance for 2006. Because of the early nature of our operations, our Board has not yet set specific performance objectives for the executives for 2007. Dr. Hong’s voluntarily resignation of his employment with us in early April 2007 means he will not receive any value from the plan-based awards he received from us.

(2)	Amounts reflect total number of shares underlying options granted in 2006. Such options are subject to vesting as set forth below, in “Potential Payments Upon Termination Or Change-in-Control.” The vesting of Dr. Hong’s options ceased upon his voluntarily resignation of his employment with us in early April 2007.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows for the fiscal year ended December 31, 2006, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers. We did not grant stock awards in the fiscal year ended December 31, 2006.

Outstanding Equity Awards At December 31, 2006

			Option Awards
	Number of	Number of
	Securities	Securities	Equity Incentive Plan
	Underlying	Underlying	Awards: Number of
	Unexercised	Unexercised	Securities Underlying	Option
	Options	Options	Unexercised Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date

Barry D. Quart, Pharm.D		400,000		$3.90	12/21/16
Denis Hickey	10,000			3.90	12/21/16
Zhi Hong, Ph.D.		280,000		3.90	12/21/16
Kimberly J. Manhard		175,000		3.90	12/21/16

Option Exercises and Stock Vested

No Named Executive Officer exercised stock options or held stock awards during the fiscal year ended December 31, 2006.

Post-Employment Compensation — Pension Benefits

No Named Executive Officer participated in any plan that provided for payment or other benefits at, following or in connection with retirement in the fiscal year ended December 31, 2006.

Deferred Compensation — Nonqualified Deferred Compensation for Fiscal 2006

No Named Executive Officer participated in any defined contribution or other plan that provided for the deferral of compensation on a basis that is not tax-qualified in the fiscal year ended December 31, 2006.

Potential Payments Upon Termination or Change-in-Control

Pursuant to our 2000 Equity Incentive Plan and the 2004 Stock Incentive Plan, in the event of a sale or disposition of substantially all of our securities or assets, a merger with or into another corporation or a consolidation or other change of control transaction involving us, the stock awards held by our current executive officers will vest and become immediately exercisable as to half of the otherwise unvested shares underlying those awards, and any remaining unvested shares underlying those stock awards will vest in full should either of the following events occur within 13 months after the transaction: the executive officer’s employment is involuntarily terminated without cause or he or she voluntarily resigns for good reason.

On December 21, 2006, our Board of Directors approved an employment agreement with Dr. Barry Quart, our President and Chief Executive Officer and member of our Board of Directors. The employment agreement became effective on December 21, 2006 prior to the execution of the Purchase Agreement with Valeant. Dr. Quart received a signing bonus of $250,000 and an initial annual base salary of $350,000. Dr. Quart will be entitled to a target bonus of up to 40% of his base salary, our standard benefits, and reimbursement of reasonable, ordinary and necessary business expenses. He is also entitled to a lump sum severance payment equal to one year’s base salary and target bonus and certain health care benefits in the event he is terminated without cause or resigns for good reason. Currently, this represents an aggregate severance amount of $490,000, plus health care benefits valued at $16,200. Dr. Quart’s agreement provides for the grant to Dr. Quart of an option to purchase 400,000 shares of our common stock. Consistent with a prior agreement we had with Dr. Quart, the option was granted on December 21, 2006 under a separate stock option agreement under our stock option plan. The option has an exercise price of $3.90, which was the closing sales price of our common stock on the date of grant, the day before the announcement of the transaction with Valeant. Of the shares underlying the option, 12.5% vest and become exercisable on June 21, 2007, and 12.5% vest and become

39.

exercisable on December 21, 2007. The remaining shares vest in equal monthly installments over the following three years.

On December 21, 2006, our Board of Directors approved an employment agreement with Dr. Zhi Hong, our Executive Vice President of Research and Chief Scientific Officer effective December 21, 2006. Dr. Hong received a signing bonus of $150,000 and an initial annual base salary of $280,000. Dr. Hong was entitled to an annual target bonus of up to 40% of his base salary, our standard benefits, and reimbursement of reasonable, ordinary and necessary business expenses. He was also entitled to a lump sum severance payment equal to one year’s base salary and target bonus and certain health care benefits in the event he was terminated without cause or resigned for good reason. Currently, this represents an aggregate severance amount of $392,000, plus health care benefits valued at $12,340. The agreement provided for the grant to Dr. Hong of an option to purchase of 280,000 shares of our common stock. The option was granted on December 21, 2006 under a separate stock option agreement under our stock option plan. The option had an exercise price of $3.90, which was the closing sales price of our common stock on the date of grant, the day before the announcement of the transaction with Valeant. Of the shares underlying the option, 25% vested and became exercisable on December 21, 2007. The remaining shares vest in equal monthly installments over the following three years. Because Dr. Hong voluntarily resigned his employment with us in early April 2007, he will not receive any severance or other post-employment benefits from us and his option to purchase 280,000 shares of our common stock was terminated.

On December 21, 2006, our Board of Directors approved an employment agreement with Kimberly J. Manhard, our Senior Vice President of Regulatory Affairs and Operations, effective December 21, 2006. Ms. Manhard received a signing bonus of $50,000 and an initial annual base salary of $250,000. Ms. Manhard will be entitled to an annual target bonus of up to 30% of her base salary, our standard benefits, and reimbursement of reasonable, ordinary and necessary business expenses. The agreement provides for the grant to Ms. Manhard of an option to purchase 175,000 shares of our common stock. The option was granted on December 21, 2006 under a separate stock option agreement under our stock option plan. The option has an exercise price of $3.90, which was the closing sales price of our common stock on the date of grant, the day before the announcement of the transaction with Valeant. Of the shares underlying the option, 25% vest and become exercisable on December 21, 2007. The remaining shares vest in equal monthly installments over the following three years. Ms. Manhard is also entitled to participate in our Senior Executive Severance Benefit Plan, which generally provides for a continuation of her base salary and health benefits for a period of nine months plus one month for each year of service in excess of two years, up to a maximum of 15 months, in the event her employment is terminated without cause or constructive terminated. Currently this represents an aggregate amount of $199,600.

Director Compensation

The following table shows for the fiscal year ended December 31, 2006 certain information with respect to the compensation of all our non-employee directors:

Director Compensation for Fiscal 2006

	Fees Earned
	or Paid	Option
Name	in Cash	Awards	Total
	($)	($) (1)	($)

Henry J. Fuchs, M.D.	$20,000	$6,921	$26,921
Jack S. Remington, M.D.	20,000	6,921	26,921
Kevin C. Tang	20,000	6,921	26,921

(1)	See footnote 10 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2006 for a discussion of the valuation of stock options under SFAS 123(R).

Elements of Director Compensation

Annual Cash Payments. Our non-employee directors are entitled to receive a $20,000 cash payment, payable in quarterly installments, in connection with their service as non-employee members of our Board.

40.

Stock Options. Under the automatic option grant program included in our 2004 Plan, each individual who first becomes a non-employee Board member automatically receives an option grant for 25,000 shares on the date such individual joins the Board, provided such individual has not been in our prior employ. The option grant for 25,000 shares vests in a series of thirty-six successive equal monthly installments upon the optionee’s completion of each month of Board service over the thirty-six month period measured from the grant date. In addition, on the first trading day in January each year, each individual serving as a non-employee Board member on the first trading day in January will automatically be granted an option to purchase 12,500 shares of common stock, provided such individual has served on our Board for at least six months. The option to purchase 12,500 shares of common stock vest one year from the date of grant. In addition, under the revised 2004 Plan described in Proposal 5, each non-employee Board member serving as a member of a Board committee at that time will automatically be granted an additional option to purchase 2,500 shares of common stock for each Board committee of which he or she is a member on the grant date, except that the option grant for the Chair of the Audit Committee will be for 7,500 shares and the option grant for the Chair of each of the Compensation Committee and the Nominating and Corporate Governance Committee, respectively, will be for 5,000 shares. The option grants for Board committee service vest one year from the date of grant. Option grants for Board committee service are pro-rated for non-employee Board members appointed to Board committees mid-year, which option will vest on the first trading day of January of the following year. Prior to vesting, all of the foregoing director options are subject to a right of repurchase in favor of us.

Reimbursement of Expenses. Our non-employee Board members are also entitled to reimbursement of expenses they incur in connection with the performance of their duties as Board members or members of Board committees.

Compensation Committee Interlocks and Insider Participation

In 2006, because we did not have a standing Compensation Committee, our Board of Directors conducted all reviews and made all decisions concerning executive officer compensation. None of our executive officers serves on the board of directors or compensation committee of any company where any member of our Board of Directors is an executive officer.

Compensation Committee Report*

Prior to June 2007, we did not have a separate Compensation Committee. In the absence of the Compensation Committee, our full Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Board of Directors has recommended that the CD&A be included in this proxy statement.

s/ BARRY D. QUART, PHARM.D.
Barry D. Quart, Pharm.D.

/s/ HENRY J. FUCHS, M.D.
Henry J. Fuchs, M.D.

/s/ JACK S. REMINGTON, M.D.
Jack S. Remington, M.D.

/s/ KEVIN C. TANG
Kevin C. Tang

*The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

41.

Transactions With Related Persons

Related-Person Transactions Policy and Procedures

In June 2007, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $50,000. Transactions involving compensation for services provided to the Company as an employee, consultant or director are not covered by this policy. A “related person” is any executive officer or director of the Company who served in that capacity since the beginning of the Company’s last fiscal year, any nominee for director, or any owner of more than 5% of any class of voting stock of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board of Directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant shareholders. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee looks at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

The Company has entered into indemnification agreements with certain officers and directors as well as Hickey & Hill, which provide, among other things, that we will indemnify such officer, director, or Hickey & Hill, as applicable, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he, she or it may be required to pay in actions or proceedings which he, she or it is or may be made a party by reason of his, her or it’s position as a director, officer, or other agent of the Company or, with respect to Hickey & Hill, its service as our consultant, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

On June 20, 2005, we entered into a one year services agreement with Hickey & Hill (the “Services Agreement”), pursuant to which Hickey & Hill was engaged to provide us with administrative and financial consulting services, and Denis Hickey was appointed as our Chief Executive Officer and Chief Financial Officer. However, the Services Agreement may be terminated earlier by us upon 30 days written notice to Hickey & Hill, and Hickey & Hill may terminate the agreement upon 90 days written notice to us. On June 30, 2006, and in subsequent Amendments 2 and 3 to that agreement, the Board extended the contract for another year, increased the monthly rate to $13,200, approved a yearly bonus payable in April of 2007, and revised a provision for overtime hours related to out-of-the-ordinary events such as the acquisition of Valeant assets.

On December 20, 2006, our Board of Directors accepted the resignation of Denis Hickey of Hickey & Hill from his position as our Chief Executive Officer. Mr. Hickey will continue to serve as our Chief Financial Officer. On December 21, 2006, the day before the announcement of the transaction with Valeant, we granted Mr. Hickey an option to purchase 10,000 shares of our common stock. The option was granted under a separate stock option agreement under our stock option plan. The option has an exercise price of $3.90, which was the closing sales price of our common stock on the date of grant. The option is fully vested at grant.

In addition, see the Section entitled “Potential Payments Upon Termination or Change-In-Control” in this proxy statement for certain information regarding employment agreements between us and various of our executive officers.

42.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Ardea stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to Ardea Biosciences, Inc. 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011, Attention Dr. Barry D. Quart or contact Dr. Quart at (714) 729-5555. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

43.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Barry D. Quart, Pharm.D.
Secretary

June [•], 2007

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2006 is available without charge upon written request to: Corporate Secretary, Ardea Biosciences, Inc., 2131 Palomar Airport Road, Suite 300, Carlsbad, California 92011.

44.

Appendix A

Charter Amendments

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ARDEA BIOSCIENCES, INC.

Ardea Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

First:     The name of the Corporation is Ardea Biosciences, Inc.

Second:    The original name of the Corporation is IntraBiotics Pharmaceuticals, Inc. The date on which the Corporation’s original Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware was January 19, 1994.

Third: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation as follows:

1.    Article V, Section A.1 of the Amended and Restated Certificate of Incorporation shall be amended and restated to read in its entirety as follows:

“1.    The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be no less than 5 and no greater than 11 directors and shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.”

2.    Article V, Section A.2 of the Amended and Restated Certificate of Incorporation shall be amended and restated to read in its entirety as follows:

“2.    ELECTION OF DIRECTORS. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

3.    Article V, Section A.3(a) and (b) of the Amended and Restated Certificate of Incorporation is hereby deleted and replaced with the following new Article V, Section A.3:

“3.    REMOVAL OF DIRECTORS. The Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation, entitled to vote at an election of such directors.”

4.    Article V, Section B.1 of the Amended and Restated Certificate of Incorporation shall be amended and restated to read in its entirety as follows:

“1.    The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. The stockholders shall have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least a majority of the

A-1.

voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.”

5.    Article VII of the Amended and Restated Certificate of Incorporation shall be amended and restated to read in its entirety as follows:

“The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.”

Fourth: The foregoing amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

In Witness Whereof, Ardea Biosciences, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this     day of    , 2007.

Ardea Biosciences, Inc.

By:
Barry D. Quart, Pharm.D

A-2.

AMENDED AND RESTATED BYLAWS

OF

~~INTRABIOTICS PHARMACEUTICALS, INC.~~

ARDEA BIOSCIENCES, INC.

 ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal.
The Board of Directors may adopt a corporate seal.
 The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place of Meetings. Meetings of the stockholders of the corporation ~~shall~~
may
  be held at such place, either within or without the State of Delaware, as may be~~designated~~
determined
  from time to time by the Board of Directors~~, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof~~
. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5. Annual Meetings.

(a)  The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (~~1~~
i
 ) pursuant to the corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving~~of~~
the stockholder’s
  notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5.

(b)  At an annual meeting of the stockholders, only such business shall ~~he~~
be
  conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (~~c~~
iii
 ) of Section 5(a) of these Bylaws, (~~1~~
i
 ) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under ~~the Delaware General Corporation Law (“DGCL”)~~
DGCL
 , (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in clause (iii) of the last sentence of
 this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and~~Corm~~
form
  of proxy to holders of at least

A-3.

the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Rule 14a~~-11~~
4(d)
  thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (~~1~~
i
 ) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial~~,~~ owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c)  Notwithstanding anything in the ~~second~~
third
  sentence of Section ~~S~~
5
 (b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(d)  Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e)  Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, ~~stockholders must provide notice as required by the regulations promulgated under the 1934 Act.~~
a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to

A-4.

matters set forth in this Section 5. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation
’s
  proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f)  For purposes of this Section 5, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly~~tiled~~
filed
  by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 6. Special Meetings.

(a)  Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (~~1~~
i) the Chairman of the Board of Directors, (ii
 ) the Chief Executive Officer, ~~or~~(~~2~~
iii
 ) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption)
or (iv) any stockholder who holds in excess of 15% of the corporation’s outstanding voting stock on an as converted basis.

(b)  If a special meeting is properly called by any person or persons other than the Chairman of the Board of Directors, the Chief Executive Officer or
 the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, together with any information required by the Securities and Exchange Commission, and shall be delivered personally or sent by
certified or
 registered mail ~~or by telegraphic or other facsimile transmission to (1) the Board of Directors c/o of~~
return receipt requested, to
  the Chairman of the Board of Directors ~~and (2)~~
, the Chief Executive Officer, or
  the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not ~~less than thirty-five (35) nor~~ more than ~~one hundred twenty (120~~
sixty (60
 ) days after the date of the~~,~~ receipt of the request. Upon determination of the time and place of the meeting, the ~~officer receiving the request~~
Secretary
  shall cause
a
 notice
of meeting
  to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. ~~If the notice is not given within one hundred (100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice.~~ Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

(c)  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Chairman of the Board of Directors, the Chief Executive Officer or the Board of Directors
  at which directors are to be elected pursuant to the corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in~~these Bylaws~~
this paragraph
  who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6(c). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by the last sentence of
 Section 5(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d)
Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

Section 7. Notice of Meetings. Except as otherwise provided by ~~law or the Certificate of Incorporation, written~~
,
  notice
, given in writing or by electronic transmission,
  of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at

A-5.

such meeting, such notice to specify the place,
if any,
 date and hour ~~and~~
, in the case of special meetings, the
  purpose or purposes of the meeting
, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation
 . Notice of the time, place
, if any,
  and purpose of any meeting of stockholders may be ~~waives.~~
waived
  in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person,
 either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person
, by remote communication, if applicable,
  or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person
, by remote communication, if applicable,
  or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, or by applicable stock exchange or Nasdaq rules, or by
 the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person
, by remote communication, if applicable,
  or represented by proxy at the meeting and entitled to vote generally
  on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person
, by remote communication, if applicable,
  or represented by proxy at the meeting and entitled to vote generally
  on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person
, by remote communication, if applicable,
  or represented by proxy
duly authorized
 , shall constitute a quorum entitled to take action with respect to that vote on that matter ~~and,~~
.
 Except where otherwise provided by ~~the~~ statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of ~~the votes cast by the holders of~~ shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares ~~casting votes~~
present in person, by remote communication, if applicable, or represented by proxy at the meeting.

‘
 When a meeting is adjourned to another time or place,
if any,
 notice need not be given~~o F~~
of
  the adjourned meeting if the time and place
, if any,
  thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents
 shall have the right to do so either in person
, by remote communication, if applicable,
  or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after ~~throe~~
three
  (3) years from its date of creation unless the proxy provides for a longer period.

Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety~~.~~
,
  or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument

A-6.

or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing; the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting,
(a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b)
 during ordinary business hours, ~~for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.~~
at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

Section 13. Action Without Meeting.

(a)  ~~Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any~~
No action shall be taken by the stockholders except at an
  annual or special meeting of ~~the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted~~
stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

~~(b)  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.~~

~~(c)  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the corporation as provided in Section 228 (c) of the DGCL. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL~~

~~(d)  Notwithstanding the foregoing, no such action by written consent may be taken following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), covering the offer and sale of Common Stock of he corporation (the “Initial Public Offering”).~~

A-7.

Section 14. Organization.

(a)  ~~The chairman for meetings of stockholders shall be such person as the Board may designate, or, in the absence of such person, the Chief Executive Officer, or, in the absence of such person, such person as may be chosen by the holders of~~
At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority
in interest
 of the ~~shares~~
stockholders
  entitled to vote ~~who are~~
,
  present~~,~~ in person or ~~represented~~ by proxy, ~~at the meeting~~
shall act as chairman.
  The Secretary, or, in his
or her
  absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)  The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.
The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
 Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with ~~rule-s~~
rules
  of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 15. Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

[If Proposal 2 is not approved at the 2007 Annual Meeting of Stockholders, Section 17 will continue to read as follows:]

~~Section 17.~~
Section 17. _ _
 Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the Initial Public Offering, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting; of stockholders following the closing of the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting; of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

A-8.

Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

[If Proposal 2 is approved at the 2007 Annual Meeting of Stockholders, Section 17 will read as follows:]

Section 17.  Election.

(a)

 Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year.

(b)

 Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18. Vacancies.

(a)  Unless otherwise provided in the Certificate of Incorporation
, and subject to the rights of the holders of any series of Preferred Stock
 , any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 18 in the case of the death, removal or resignation of any director.

(b)  If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the DGCL.

Section 19. Resignation. Any director may resign at any time by delivering his ~~written resignation~~
or her notice in writing or by electronic transmission
  to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

~~Section 20. Removal~~.

~~(a)  Neither the Board of Directors nor any individual director may be removed without cause.~~

Section 20.
  ~~(b)~~
Removal.
 Subject to any limitation imposed by law
and the rights of any series of Preferred Stock to elect additional directors under specified circumstances
 , any individual director or directors may be removed with
or without
 cause by the affirmative vote of a majority of the ~~voting power of the~~ corporation
’s issued and outstanding voting stock
  entitled to vote at an election of ~~directors~~
such director.

A-9.

Section 21. Meetings.

~~(a)       Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.~~

(a)       ~~(b)~~ Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors~~. No formal~~
, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b)       ~~(c)~~ Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the~~President or any two~~
Chairman of the Board, the Chief Executive Officer or a majority of the
authorized number of
  directors.

(c)       ~~(d) Telephone~~ Meetings
by Electronic Communications Equipment
 . Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or~~similar~~
other
  communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)       ~~(e)~~ Notice of
Special
 Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting~~, or sent in writing to each director~~
. If notice is sent by US mail, it shall be sent
  by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing
, or by electronic transmission,
  at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e)       ~~(f)~~ Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice
 shall sign a written waiver of notice
or shall waive notice by electronic transmission.
  All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22. Quorum and Voting.

(a)       Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to
 indemnification ~~questions~~ arising under Section 43 ~~hereof,~~ for which a quorum shall be one-third of the exact number of directors fixed from time to time ~~in accordance with the Certificate of Incorporation~~, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)       At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

A-10.

Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, or by electronic transmission,
 and such writing or writings
or transmission or transmissions
 are filed with the minutes of proceedings of the Board of Directors or committee
. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (~~1~~
i
 ) approving or adopting, or recommending to the stockholders, any action or matter
(other than the election or removal of directors)
  expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

(b)  Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)  Term. ~~Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors.~~ The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this ~~Bylaw,~~
Section 25,
  may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member ~~o f~~
of
  a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)  Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon ~~written~~ notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of~~written~~ notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not

A-11.

lawfully called or convened.
Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors
,
  or, if a Chairman has not been appointed or is absent, the
Chief Executive Officer (if a director), or, if the Chief Executive Officer is absent, the
 President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary or other officer or director
  directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer~~,~~
and
  the Treasurer ~~and the Controller~~. The Board of Directors may also appoint one or more Assistant Secretaries~~,~~
and
  Assistant Treasurers~~, Assistant Controllers~~ and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 28. Tenure and Duties of Officers.

(a)  General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)
Duties of Chief Executive Officer.
 The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c)
Duties of President.
 The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d)  ~~(c)~~ Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the
Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the
 President shall designate from time to time.

(e)  ~~(d)~~ Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The

A-12.

Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties ~~given him~~
provided for
  in these Bylaws and other duties commonly incident to ~~his~~
the
  office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary or other officer
 to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to ~~his~~
the
  office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)  ~~(e)~~ Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to ~~his~~
the
  office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller
,
  to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to ~~his~~
the
  office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30. Resignations. Any officer may resign at any time by giving ~~written~~ notice in writing or by electronic transmission
  to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other
 superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
OF SECURITIES OWNED BY THE CORPORATION

Section 32. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. ~~All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.~~

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors,
  the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 34. Form and Execution of Certificates.
The shares of the corporation shall be represented by certificates, or shall be uncertificated.
 Certificates for the shares of stock ~~of the corporation~~
, if any,
  shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificate
 in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or
  the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. ~~Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.~~

Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or ~~his~~
the owner’s
  legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 36. Transfers.

(a)  Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and
, in the case of stock represented by certificate,
  upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)  The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 37. Fixing Record Dates.

(a)  in order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of

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Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

~~(b)  Prior to the Initial Public Offering, in order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix: a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.~~

(b) _ _
 ~~(c)~~ In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the
Chairman of the Board of Directors, the
 President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer~~,~~
;
  provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case

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any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

(a)  Directors and
Executive
  Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (~~1~~
i
 ) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b)  Other Employees and Other Agents. The corporation shall have power to indemnify its other employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

(c)  Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such

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proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Section 43 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 43, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the~~.~~ corporation.

(d)  Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section 43 to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (~~1~~
i
 ) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting ~~his~~
the
  claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 43 or otherwise shall be on the corporation.

(e)  Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the ~~Delaware General Corporation Law~~
DGCL
 , or by any other applicable law.

(f)  Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)  Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to~~he~~
be
  indemnified pursuant to this Section 43.

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(h)  Amendments. Any repeal or modification of this Section 43 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i)  Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Section 43 that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent under any other applicable law.

(j)  Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(1)  The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2)  The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3)  The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 43 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4)  References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5)  References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee, benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 43.

ARTICLE XII

NOTICES

Section 44. Notices.

(a)  Notice To Stockholders~~. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.~~
Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes

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other than stockholder meetings may be sent by US mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b)  Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws,
 or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)  Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent,
 specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

~~(d)  Time Notices Deemed Given. All notices given by mail or by overnight delivery service, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.~~

(d) _ _
 ~~(e)~~ Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all ~~directors~~
recipients of notice
 , but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

~~(f)  Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.~~

(e) _ _
 ~~(g)~~ Notice to Person with Whom ~~Communications in~~
Communication is
  Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as ~~of~~
if
  such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

~~(h)  Notice to Person with Undeliverable Address. Whenever novice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.~~

(f) _ _Notice to Stockholders Sharing an Address.
 Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder

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fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

AMENDMENTS

Section 45. Amendments. Subject to ~~paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by~~
the limitations set forth in Section 43(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of ~~at least sixty-six and two-thirds percent (66 2/3%)~~
the holders of at least a majority
  of the voting power of all of the then-outstanding shares of the ~~voting~~
capital
  stock of the corporation entitled to vote~~.~~
generally in
  the ~~Board~~
election
  of directors ~~shall also have the power to adopt, amend, or repeal Bylaws.~~
, voting together as a single class.

ARTICLE XIV

LOANS TO OFFICERS

Section 46. Loans to Officers.
Except as otherwise prohibited by applicable law,
 the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may ~~he~~
be
  with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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Appendix B

~~INTRABIOTICS PHARMACEUTICALS~~
ARDEA BIOSCIENCES
 , INC.

2004 STOCK INCENTIVE PLAN

(As Amended and Restated Effective ~~February 10,~~
July [          ],
  2006)

ARTICLE ONE

GENERAL PROVISIONS

I.   PURPOSE OF THE PLAN

This 2004 Stock Incentive Plan is intended to promote the interests of ~~IntraBiotics Pharmaceuticals~~
Ardea Biosciences,
  Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix or as otherwise defined in the Plan
 .

II.  STRUCTURE OF THE PLAN

A.   The Plan shall be divided into three separate equity incentive programs:

—      the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

—      the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

—      the Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of continued Board service.

B.   The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A.   The Board shall serve as the Plan Administrator.

B.   The Board as Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding stock options, stock appreciation rights, stock issuances or other stock-based awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any stock option, stock appreciation right, stock issuance or other stock-based award thereunder.

C.   Service as the Plan Administrator shall constitute service as a Board member, and the individuals serving in that capacity shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as Plan Administrator. No individual serving in his or her capacity as Plan Administrator shall be liable for any act or omission made in good faith with respect to the Plan or any stock option, stock appreciation right, stock issuance or other stock-based award made or granted under the Plan.

IV.  ELIGIBILITY

A.   The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i)  Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.   The Plan Administrator shall have full authority to determine, (i) with respect to the grant of options or stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the option or stock appreciation right and the maximum term for which the option or stock appreciation right is to remain outstanding and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares which are the subject of such issuance or award and the consideration for those shares.

C.   The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation right in accordance with the Discretionary Grant Program or to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program.

D.   The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.    STOCK SUBJECT TO THE PLAN

A.   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 2,050,000 shares. Such reserve shall consist of (i) the number of shares estimated to be transferred to this Plan from the Predecessor Plan, including the shares subject to outstanding options under the Predecessor Plan to be transferred to this Plan, upon stockholder approval of the Plan at the 2004 Annual Meeting, (ii) plus an additional increase of approximately 1,200,000 shares.

B.   The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2005, by an amount equal to five percent (5%) of the sum of the following share numbers, calculated as of the last trading day in December of the immediately preceding calendar year: (i) the total number of shares of Common Stock outstanding on that date and (ii) the number of shares of Common Stock into which the outstanding shares of the Corporation’s preferred stock are convertible on that date. In no event shall any such annual increase exceed 2,000,000 shares.

C.   No one person participating in the Plan may receive stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards (whether in the form of restricted stock units or other share-right awards) for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

D.   Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those options or awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options or awards or (ii) the awards are cancelled in accordance with the exchange/ repricing provisions of Article Two. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued under the exercised stock option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect be treated under the Plan as a cash bonus, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and not as an issuance and immediate repurchase of those shares.

E.   If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members for service on the Board or any Board committee, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option or stock appreciation right under the Plan, (v) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan, (vi) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to this Plan from the Predecessor Plan and (vii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options, stock appreciation rights or other stock-based awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options, stock appreciation rights or other stock-based awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

F.   Outstanding awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.   OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.   Exercise Price.

1.   The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.   The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i)  cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.   Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.   Effect of Termination of Service.

1.   The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service:

(i)  Any option outstanding at the time of the Optionee’s cessation of Service shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term. However, in the event an Optionee should cease Employee status by reason of Retirement, Permanent Disability or death, any outstanding option granted to such Optionee under the Discretionary Grant Program shall remain exercisable for the remainder of the option term.

(ii) Any option outstanding at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2.   The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)  extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.   Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.   Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.   Limited Transferability of Options. During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. However, the Plan Administrator may permit an assignment, in whole or in part, during the Optionee’s lifetime, of a Non-Statutory Option, if such assignment is in connection with the Optionee’s estate plan and is to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members or is pursuant to a domestic relations order covering the option as marital property. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.  INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.   Eligibility. Incentive Options may only be granted to Employees.

B.   Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

C.   10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. STOCK APPRECIATION RIGHTS

A.   Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B.    Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) stand-alone stock appreciation rights (“Stand-alone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).

C.    Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1.    One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2.    No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

3.    If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

D.    Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

1.   One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2.    The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

3.    Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4.    The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

5.    The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E.    Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights:

1.    One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

2.    Upon the occurrence of a Hostile Tender-Offer, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Tender-Offer) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

3.    The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

F.    Post-Service Exercise. The provisions governing the exercise of Tandem, Stand-alone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

G.    Net Counting. Upon the exercise of any Tandem, Stand-alone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Stand-alone or Limited Right is exercised. Accordingly, upon the exercise of any such stock appreciation right, the number of shares available for issuance under the Plan shall increase by the amount by which the shares subject to that exercised stock appreciation right exceeds the number of shares actually issued in connection with the exercise.

IV.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.   In the event of a Change in Control, each outstanding option or stock appreciation right under the Discretionary Grant Program shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, except as otherwise provided in Section IV.B of this Article Two, an outstanding option or stock appreciation right shall not become exercisable on such an accelerated basis if and to the extent: (i) such option or stock appreciation right is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the grant.

B.   Notwithstanding Section IV.A of this Article Two, the following special vesting acceleration provisions shall be in effect for all options and stock appreciation rights granted under the Discretionary Grant Program:

(i)  Each outstanding option or stock appreciation right under this Discretionary Grant Program which is at the time held by a then current Employee shall, immediately prior to the effective date of a Change in Control, automatically vest and become exercisable as to fifty percent (50%) of the total number of unvested shares of Common Stock at the time subject to such outstanding option or stock appreciation right, and each such option or stock appreciation right may accordingly be exercised as to any or all of those accelerated shares as fully vested shares of Common Stock.

(ii) Should an Executive’s Service terminate by reason of an Involuntary Termination within thirteen (13) months following a Change in Control, then each outstanding option or stock appreciation right under this Discretionary Grant Program held by that Executive shall immediately vest and become exercisable as to all the securities at the time subject to such outstanding option or stock appreciation right, and each such option or stock appreciation right may be exercised as to any or all of those securities as fully-vested shares.

(iii) Each outstanding option or stock appreciation right under this Discretionary Grant Program which is at the time held by a then current non-employee Board member shall, immediately prior to the effective date of a Change in Control, automatically vest and become exercisable as to all the unvested shares of Common Stock at the time subject to such outstanding option or stock appreciation right, and each such option or stock appreciation right may accordingly be exercised for any or all of those shares as fully vested shares of Common Stock.

C.   All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

D.   Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

E.   Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

F.   The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

G.   The Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those options or stock appreciation rights do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

H.   The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options or stock appreciation rights under the Discretionary Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Hostile Take-Over.

I.   The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

V.   EXCHANGE/REPRICING PROGRAMS

A.   The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders but without any requirement for stockholder approval, the cancellation of any or all outstanding options or stock appreciation right under the Discretionary Grant Program (including outstanding options transferred from the Predecessor Plan) and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise or base price per share not less than the Fair Market Value per share of Common Stock on the new grant date or (ii) cash or shares of Common Stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

B.   The Plan Administrator shall also have the authority, exercisable at any time and from time to time, with the consent of the affected holders but without any requirement for stockholder approval, to reduce the exercise or base price of one or more outstanding options or stock appreciation rights to the then current Fair Market Value per share of Common Stock or issue new options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding options or stock appreciation rights with a higher exercise or base price.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.    STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

A.   Issue Price.

1.   The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.   Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)  cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii) any other valid consideration under the Delaware General Corporation Law.

B.   Vesting Provisions.

1.   Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

2.   The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock issuances or restricted stock unit or share right awards so that the shares of Common Stock subject to those issuances or awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow: (8) market share; (9) cost reduction goals; (10) budget comparisons; (~~1     1~~
11
 ) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to the Corporation’s business operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

3.   Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4.   The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

5.   Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

6.   The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m).

7.   Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were intended, at the time those awards or units were granted, to qualify as performance-based compensation under Code Section 162(m).

II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.   All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.   Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.

C.   The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.

D.   The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.

E.   The Plan Administrator’s authority under Paragraphs C and D of this Section II shall also extend to any stock issuances, restricted stock units or other share right awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.   OPTION TERMS

A.   Automatic Grants.   Option grants shall be made pursuant to the Automatic Option Grant Program in effect under this Plan as follows:

Initial Grant: Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase twenty-five thousand (25,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

Annual Grants:

1.   On February 13, 2006, each individual serving as a non-employee Board member on such date shall receive an automatic option grant for twelve thousand five hundred (12,500) shares of Common Stock.

2.   On the first trading day in January each year, beginning with the 2007 calendar year, each individual serving as a non-employee Board member on such grant date shall receive an automatic option grant for twelve thousand five hundred (12,500) shares of Common Stock.

3.   There shall be no limit on the number of such annual twelve thousand five hundred (12,500)-share option grants any one continuing non-employee Board member may receive over his ~~over~~
or her
  period of Board ~~or Board committee~~ service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

Annual Grants to Board Committee Members:

1. _ _On the first trading day in January each year, beginning with the 2008 calendar year, each individual serving as a non-employee member or chair of a committee of the Board on such grant date shall receive an automatic option grant (each an “Annual Committee Grant”) as set forth in the following table:

Board Committee	Position on Committee	Annual Grant (Common Stock)

Audit Committee	Chair	10,000 shares
	Member	5,000 shares
Compensation Committee	Chair	5,000 shares
	Member	2,500 shares
Nominating and Corporate	Chair	5,000 shares
Governance Committee	Member	2,500 shares

2. _ _There shall be no limit on the number of such Annual Committee Grants any one continuing non-employee Board committee chair or member may receive over his or her period of Board committee chair or member may receive over his or her period of Board committee service, and non-employee Board committee chairs and members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such Annual Committee Grants over their period of continued Board committee service.

3. _ _In the event that a non-employee Board member is appointed to serve as a chair or member of a Board committee on a date other than January 1 of a given year, such individual shall receive a pro-rated Annual Committee Grant (a “Pro-rated Committee Grant”) in an amount equal to (i) the quotient of the number of the full months remaining in the Corporation’s then-current fiscal year divided by a 12 month fiscal year, multiplied by (ii) the amount of the Annual Committee Grants applicable for the Board committee positions to which the non-employee Board member has been appointed at the time of such calculation.

B.   Exercise Price.

1.   The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.   The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.   Option Term. Each option shall have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Board and/or Board committee
  service.

D.   Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee’s cessation of Board and/or Board committee service prior to vesting in those shares. The shares subject to each initial 25,000-share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of thirty-six (36) successive equal monthly installments upon the Optionee’s completion of each month of service as a Board member over the three (3)-year period measured from the option grant date. The shares subject to each annual option grant made to a non-employee Board member for his or her continued Board or Board committee service shall vest, and the Corporation’s repurchase right shall lapse, in one installment upon the Optionee’s completion of one (1) year of Board service measured from the grant date.
Each Prorated Committee Grant shall vest in one installment on the first trading day in January of the year following the year in which the Pro-rated Committee Grant was made and the Corporation’s right of repurchase shall lapse with respect to the shares subject to any such Pro-rated Committee Grant on such date.

E.   Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

F.   Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)  The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise such option. However, should the Optionee cease Board service by reason of Retirement, Permanent Disability or death, the option will remain exercisable for the balance of the option term.

(ii) During the applicable post-Board service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the remainder of the option term, be exercised for any or all of those shares as fully vested shares of Common Stock.

(iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the applicable post-Board service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER

A.   In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

B.   In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Tender-Offer.

C.   All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

D.   Upon the occurrence of a Hostile Tender-Offer while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

E.   Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

III. REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.   TAX WITHHOLDING

A.   The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B.   The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options (other than the options granted under the Automatic Option Grant Program), stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

II.  ASSUMPTION OR SUBSTITUTION OF OPTIONS

A.   The shares of Common Stock reserved for issuance under the Plan may, in the sole discretion of the Plan Administrator, be used to fund one or more shares of Common Stock issuable upon the exercise of (i) any Code Section 422 incentive stock option originally granted by a corporation or other entity acquired by the Corporation (or any Parent or Subsidiary), whether by merger or asset or stock sale, and assumed by the Corporation in connection with that acquisition or (ii) any Incentive Option granted under this Plan in substitution for such incentive stock option of the acquired entity. Any such assumption or substitution of options shall not be deemed to contravene the option exercise price requirements of Section I.A of Article Two, even if the exercise price per share of Common Stock under the assumed or substituted option is less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date such assumption or substitution is effected, provided all of the following requirements are satisfied:

(i)  The excess of the aggregate Fair Market Value of the shares of Common Stock subject to the assumed or substituted option immediately after the assumption or substitution over the aggregate exercise price in effect for those shares is not greater than the excess of the aggregate fair market value of the shares of stock subject to the option immediately prior to such assumption or substitution over the aggregate exercise price payable for those shares.

(ii) The ratio of the exercise price to the Fair Market Value per share of Common Stock subject to the assumed or substituted option immediately after such assumption or substitution is no more favorable to the Optionee than the ratio of the exercise price to the fair market value per share immediately prior to such assumption or substitution.

(iii) The assumed or substituted option does not provide the Optionee with any additional benefits the Optionee did not otherwise have under the option immediately prior to the assumption or substitution.

(iv) In the case of a substitution, the option granted by the acquired entity must be cancelled at the time of such substitution, and the Optionee must have no further rights under that cancelled option.

III. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.  EFFECTIVE DATE AND TERM OF THE PLAN

A.   The Plan became effective on the Plan Effective Date, and was approved by the stockholders at the 2004 Annual Meeting.

B.   The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or stock issuances shall be made under the Predecessor Plan following the 2004 Annual Meeting. All options outstanding under the Predecessor Plan at the time of the 2004 Annual Meeting were transferred to the Plan and shall be treated as outstanding options under the Plan. However, each outstanding option so transferred shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of Common Stock.

C.   The Plan was amended and restated effective February 10, 2006 to effect the following changes to the Automatic Option Grant Program: (i) increase the number of shares of common stock subject to each annual option grant under the Automatic Option Grant Program from 10,000 shares to 12,500 shares, and for the 2006 year only, change the grant date of such annual option grant and (ii) eliminate option grants awarded to Board members who serve as members of a Board committee. In addition, effective February 10, 2006, Plan was amended and restated to (i) amend the definition of Fair Market Value and (ii) establish the Board as the Plan Administrator.

D.   One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

E.   The Plan shall terminate upon the earliest to occur of (i) March 1, 2014, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Should the Plan terminate on March 1, 2014, then all option grants, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

V.   AMENDMENT OF THE PLAN

A.   The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.

B.   Options and stock appreciation rights may be granted under the Discretionary Grant Program and stock-based awards may be made under the Stock Issuance Program that in each instance involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those grants or awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased either by (1) the automatic annual share increase provisions of Section V.B. of Article One or (2) the stockholder approval of an amendment of the Plan sufficiently increasing the share reserve. If stockholder approval is required and is not obtained within twelve (12) months after the date the first excess grant or award made against such contingent increase, then any options, stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

VI.  USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII. REGULATORY APPROVALS

A.   The implementation of the Plan, the granting of any stock option, stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise or vesting of any granted option, stock appreciation right or other stock-based award or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.   No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.   Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

B.   Board shall mean the Corporation’s Board of Directors.

C.   Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)  a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders.

D.   Code shall mean the Internal Revenue Code of 1986, as amended.

E.   Common Stock shall mean the Corporation’s common stock.

F.   Corporation shall mean ~~IntraBiotics Pharmaceuticals~~
Ardea Biosciences
 , Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of ~~IntraBiotics Pharmaceuticals~~
Ardea Biosciences
 , Inc. which has by appropriate action assumed the Plan.

G.   Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

H.   Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.   Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.   Executive shall mean any Employee of the Corporation who, immediately prior to the closing of a Change in Control transaction, holds the title of vice president or higher.

K.   Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)  If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date immediately preceding the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date immediately preceding the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date immediately preceding the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date immediately preceding the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time quoted on a national or regional securities exchange or market system (including over-the-counter markets) determined by the Plan Administrator to be the primary market for the Common Stock, then the Fair Market Value shall be the closing selling price ~~(or, if the Plan Administrator so determines, the mean of the closing bid and asked prices of a share of Common Stock)~~ per share of Common Stock on the date immediately preceding the date in question, as such price is officially reported by such exchange or market system. If there is no closing selling price ~~(or closing bid or asked price)~~ for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price ~~(or, if the Plan Administrator so determines, the mean of the closing bid and asked prices)~~ of a share of Common Stock on the last preceding date for which such quotation exists.

(iv) If the Fair Market Value of the Common Stock cannot be determined in accordance with the provisions of (i) through (iii) above, then the Fair Market Value shall be determined in a manner prescribed by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

L.   Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

M.   Hostile Take-Over shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or

(ii) a Hostile Tender-Offer.

N.   Hostile Tender-Offer shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty percent (20%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

O.   Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P.   Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)  such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

Q.   Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

R.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.

S.   Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

T.   Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Option Grant Program.

U.   Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V.   Participant shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

W.   Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

X.   Plan shall mean the Corporation’s 2004 Stock Incentive Plan, as set forth in this document.

Y.   Plan Administrator shall mean the Board acting in its administrative capacity under the Plan.

Z.   Plan Effective Date shall mean the March 2, 2004 date on which the Plan was adopted by the Board, subject to stockholder approval at the 2004 Annual Meeting.

AA.  Predecessor Plan shall mean the Corporation’s 2000 Equity Incentive Plan in effect immediately prior to the 2004 Annual Stockholders Meeting.

BB.  Retirement shall mean the termination of Employee status after the later of (i) the completion of five (5) years of Service in Employee status or (ii) attainment of age fifty-five (55). For purposes of any options granted under the Automatic Option Grant Program, Retirement shall mean the cessation of Board service after the later of (i) the completion of five (5) years of Board service or (ii) attainment of age fifty-five (55).

CC.  Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

DD.  Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that for a leave which exceeds ninety (90) days, Service shall be deemed, for purposes of determining the period within which any outstanding option held by the Optionee in question may be exercised as an Incentive Option, to cease on the ninety-first (91st) day of such leave, unless the right of that Optionee to return to Service following such leave is guaranteed by law or statute. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

EE.  Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

FF.  Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

GG.  Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

HH.  Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.  10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

JJ.  Tender-Offer Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an Incentive Option, the Tender-Offer Price shall not exceed the clause (i) price per share.

KK.  Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of an option or stock appreciation right or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or stock appreciation rights or the issuance or vesting of those shares.